As filed with the Securities and Exchange Commission on June 26, 2026

File Nos. 333-160595

811-22311

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 187	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 189	☒

SCHWAB STRATEGIC TRUST

(Exact Name of Registrant as Specified in Charter)

425 Market Street, Suite 1700

San Francisco, CA 94105

(Address of Principal Executive Offices)

(800) 648-5300

(Registrant’s Telephone Number, including Area Code)

Catherine M. MacGregor, Esq.

425 Market Street, Suite 1700

San Francisco, CA 94105

(Name and Address of Agent for Service)

Copies of communications to:

Douglas P. Dick, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006	Gregory C. Davis, Esq. Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111-4006

It is proposed that this filing will become effective (check appropriate box):

☒ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus |	June 26, 2026

Schwab® ETFs

Schwab Fundamental Index* ETFs

Schwab® Fundamental U.S. Broad Market ETF	FNDB
Schwab® Fundamental U.S. Large Company ETF	FNDX
Schwab® Fundamental U.S. Small Company ETF	FNDA
Schwab® Fundamental International Equity ETF	FNDF
Schwab® Fundamental International Small Equity ETF	FNDC
Schwab® Fundamental Emerging Markets Equity ETF	FNDE

Principal U.S. Listing Exchange: NYSE Arca, Inc.

As with all exchange-traded funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Schwab Fundamental Index ETFs

Table of Contents

Fund Summaries

Schwab® Fundamental U.S. Broad Market ETF
Ticker Symbol: FNDB

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of U.S. based companies based on their fundamental size and weight.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25
Other Expenses	0.00

Total annual fund operating expenses	0.25

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US All Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the constituent companies by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the parent universe. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

† Index ownership – The RAFI Fundamental High Liquidity US All Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index

Schwab Fundamental U.S. Broad Market ETF | Fund Summary	1

fund and its corresponding index.

Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Mid-Cap Company Risk — Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

Small-Cap Company Risk — Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

Sampling Index Tracking Risk — The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be

2	Schwab Fundamental U.S. Broad Market ETF | Fund Summary

more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The Russell 3000® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity US All Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 18.81% Q2 2020
Worst Quarter: (26.81%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 2.77%

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	16.34%	14.25%	13.16%
After taxes on distributions	15.86%	13.75%	12.60%
After taxes on distributions and sale
of shares	9.97%	11.36%	10.85%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
Russell 3000® Index	17.15%	13.15%	14.29%
RAFI Fundamental High Liquidity US All Index(1)	16.60%	—	—
Fundamental US All Spliced Index(2)	16.60%	14.52%	13.41%

(1)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI US Index to the RAFI Fundamental High Liquidity US All Index. Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity US All Index commenced operations on January 31, 2024.

(2)

The Fundamental US All Spliced Index is an internally calculated index comprised of the Russell RAFI US Index from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity US All Index from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in

Schwab Fundamental U.S. Broad Market ETF | Fund Summary	3

exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Schwab Fundamental U.S. Broad Market ETF | Fund Summary

Schwab® Fundamental U.S. Large Company ETF
Ticker Symbol: FNDX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25
Other Expenses	0.00

Total annual fund operating expenses	0.25

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Large Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the parent universe. The index is comprised of the largest U.S. companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

† Index ownership – The RAFI Fundamental High Liquidity US Large Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental U.S. Large Company ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the

Schwab Fundamental U.S. Large Company ETF | Fund Summary	5

index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

6	Schwab Fundamental U.S. Large Company ETF | Fund Summary

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The Russell 1000® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity US Large Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 18.48% Q2 2020
Worst Quarter: (26.09%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 2.76%

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	17.03%	14.62%	13.39%
After taxes on distributions	16.55%	14.11%	12.83%
After taxes on distributions and sale
of shares	10.38%	11.67%	11.06%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
Russell 1000® Index	17.37%	13.59%	14.59%
RAFI Fundamental High Liquidity US Large Index(1)	17.28%	—	—
Fundamental US Large Spliced Index(2)	17.28%	14.90%	13.65%

(1)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI US Large Company Index to the RAFI Fundamental High Liquidity US Large Index. Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity US Large Index commenced operations on January 31, 2024.

(2)

The Fundamental US Large Spliced Index is an internally calculated index comprised of the Russell RAFI US Large Company Index from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity US Large Index from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an

Schwab Fundamental U.S. Large Company ETF | Fund Summary	7

amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Schwab Fundamental U.S. Large Company ETF | Fund Summary

Schwab® Fundamental U.S. Small Company ETF
Ticker Symbol: FNDA

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25
Other Expenses	0.00

Total annual fund operating expenses	0.25

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

† Index ownership – The RAFI Fundamental High Liquidity US Small Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental U.S. Small Company ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Small Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the parent universe. The index is comprised of the smallest U.S. companies by fundamental size. The bottom 12.5% of the companies by cumulative fundamental score are included in the index. The companies, and their respective weights, included in the index are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the

Schwab Fundamental U.S. Small Company ETF | Fund Summary	9

index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Small-Cap Company Risk — Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

10	Schwab Fundamental U.S. Small Company ETF | Fund Summary

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity US Small Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 30.46% Q4 2020
Worst Quarter: (35.49%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 3.04%

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	7.61%	9.49%	10.03%
After taxes on distributions	7.27%	9.10%	9.61%
After taxes on distributions and sale
of shares	4.70%	7.44%	8.13%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
S&P 500® Index	17.88%	14.42%	14.82%
RAFI Fundamental High Liquidity US Small Index(1)	7.84%	—	—
Fundamental US Small Spliced Index(2)	7.84%	9.69%	10.23%

(1)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI US Small Company Index to the RAFI Fundamental High Liquidity US Small Index. Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity US Small Index commenced operations on January 31, 2024.

(2)

The Fundamental US Small Spliced Index is an internally calculated index comprised of the Russell RAFI US Small Company Index from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity US Small Index from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an

Schwab Fundamental U.S. Small Company ETF | Fund Summary	11

amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	Schwab Fundamental U.S. Small Company ETF | Fund Summary

Schwab® Fundamental International Equity ETF
Ticker Symbol: FNDF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25
Other Expenses	0.00

Total annual fund operating expenses	0.25

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the parent universe. The index is comprised of the largest developed ex U.S. companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

† Index ownership – The RAFI Fundamental High Liquidity Developed ex US Large Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental International Equity ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not

Schwab Fundamental International Equity ETF | Fund Summary	13

represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile.To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Sampling Index Tracking Risk — The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the

14	Schwab Fundamental International Equity ETF | Fund Summary

fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI EAFE Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 21.76% Q4 2020
Worst Quarter: (27.20%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 5.47%

Schwab Fundamental International Equity ETF | Fund Summary	15

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	40.73%	12.92%	9.98%
After taxes on distributions	39.67%	12.17%	9.36%
After taxes on distributions and sale
of shares	24.98%	10.31%	8.17%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	31.22%	8.92%	8.18%
RAFI Fundamental High Liquidity Developed ex US Large Index (Net)(1)(2)	40.64%	—	—
Fundamental Developed ex US Large Spliced Index(1)(3)	40.64%	12.94%	10.01%

(1)			The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
(2)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Developed ex US Large Company Index (Net) to the RAFI Fundamental High Liquidity Developed ex US Large Index (Net). Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity Developed ex US Large Index commenced operations on January 31, 2024.

(3)

The Fundamental Developed ex US Large Spliced Index is an internally calculated index comprised of the Russell RAFI Developed ex US Large Company Index (Net) from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Developed ex US Large Index (Net) from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

David Rios, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	Schwab Fundamental International Equity ETF | Fund Summary

Schwab® Fundamental International Small Equity ETF
Ticker Symbol: FNDC

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.39
Other Expenses	0.00

Total annual fund operating expenses	0.39

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Small Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the parent universe. The index is comprised of the smallest developed ex U.S. companies by fundamental size. The bottom 12.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

† Index ownership – The RAFI Fundamental High Liquidity Developed ex US Small Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental International Small Equity ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not

Schwab Fundamental International Small Equity ETF | Fund Summary	17

represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Small-Cap Company Risk — Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile.To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Sampling Index Tracking Risk — The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the

18	Schwab Fundamental International Small Equity ETF | Fund Summary

fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI EAFE Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Developed ex US Small Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 18.44% Q4 2020
Worst Quarter: (28.84%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 1.50%

Schwab Fundamental International Small Equity ETF | Fund Summary	19

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	35.79%	8.25%	8.11%
After taxes on distributions	34.58%	7.64%	7.56%
After taxes on distributions and sale
of shares	22.04%	6.51%	6.57%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	31.22%	8.92%	8.18%
RAFI Fundamental High Liquidity Developed ex US Small Index (Net)(1)(2)	36.03%	—	—
Fundamental Developed ex US Small Spliced Index(1)(3)	36.03%	8.52%	8.37%

(1)			The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
(2)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Developed ex US Small Company Index (Net) to the RAFI Fundamental High Liquidity Developed ex US Small Index (Net). Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity Developed ex US Small Index commenced operations on January 31, 2024.

(3)

The Fundamental Developed ex US Small Spliced Index is an internally calculated index comprised of the Russell RAFI Developed ex US Small Company Index (Net) from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Developed ex US Small Index (Net) from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

David Rios, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	Schwab Fundamental International Small Equity ETF | Fund Summary

Schwab® Fundamental Emerging Markets Equity ETF
Ticker Symbol: FNDE

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.39
Other Expenses	0.00

Total annual fund operating expenses	0.39

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Emerging Markets Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the emerging markets companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the emerging markets companies within the parent universe. The index is comprised of the largest emerging markets companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.

† Index ownership – The RAFI Fundamental High Liquidity Emerging Markets Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Under normal circumstances, the fund may invest up to 20% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not

Schwab Fundamental Emerging Markets Equity ETF | Fund Summary	21

represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to (a) seek returns on the fund’s otherwise uninvested cash assets to help it better track the index and (b) obtain exposure substantially similar to that provided by certain securities included in the index which the fund may not be able to purchase or hold directly due to restrictions and/or regulations on investments in the applicable local markets. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile.Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies.To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Emerging Markets Risk — Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements,

22	Schwab Fundamental Emerging Markets Equity ETF | Fund Summary

which may limit the quality and availability of financial information, and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

Sampling Index Tracking Risk — The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI Emerging Markets Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Emerging Markets Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 22.15% Q4 2020
Worst Quarter: (30.27%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 3.52%

Schwab Fundamental Emerging Markets Equity ETF | Fund Summary	23

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	28.96%	10.05%	10.93%
After taxes on distributions	27.54%	8.86%	10.08%
After taxes on distributions and sale
of shares	17.85%	7.73%	8.93%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index (Net)(1)	33.57%	4.20%	8.42%
RAFI Fundamental High Liquidity Emerging Markets Index (Net)(1)(2)	29.54%	—	—
Fundamental Emerging Markets Spliced Index(1)(3)	29.54%	10.43%	11.39%

(1)			The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
(2)

Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Emerging Markets Large Company Index (Net) to the RAFI Fundamental High Liquidity Emerging Markets Index (Net). Performance of the fund prior to the index change, is based on the fund’s investment strategy to track the previous index. The RAFI Fundamental High Liquidity Emerging Markets Index commenced operations on January 31, 2024.

(3)

The Fundamental Emerging Markets Spliced Index is an internally calculated index comprised of the Russell RAFI Emerging Markets Large Company Index (Net) from the inception of the fund until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Emerging Markets Index (Net) from June 22, 2024 forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.

David Rios, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	Schwab Fundamental Emerging Markets Equity ETF | Fund Summary

About the Funds

The funds described in this prospectus are advised by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. Each fund is an “exchange-traded fund” (ETF). ETFs are funds that trade like other publicly-traded securities.

The funds in this prospectus are index funds and share the same basic investment strategy: each of the funds tracks a RAFI™ Fundamental High Liquidity Index which is based on the “Fundamental Index” methodology. This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.

In contrast to most equity indices, which generally are based on market capitalization, the RAFI Fundamental High Liquidity Index Series selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. The RAFI Fundamental High Liquidity Index Series determines constituent weights annually in March. The weights are then implemented using a quarterly reconstitution methodology that rebalances four equal segments on a rolling quarterly basis.

Because the composition of an index tends to be comparatively stable, most index funds historically have shown low portfolio turnover compared to actively managed funds.

Unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade at market prices that change throughout the day. The market price for each of the fund’s shares may be different from its net asset value per share or NAV. The funds have their own CUSIP numbers and trade on the NYSE Arca, Inc. under the following tickers:

Schwab Fundamental U.S. Broad Market ETF	FNDB
Schwab Fundamental U.S. Large Company ETF	FNDX
Schwab Fundamental U.S. Small Company ETF	FNDA
Schwab Fundamental International Equity ETF	FNDF
Schwab Fundamental International Small Equity ETF	FNDC
Schwab Fundamental Emerging Markets Equity ETF	FNDE

Each fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement (Authorized Participants) purchase or redeem Creation Units.

A Note to Retail Investors

Shares can be purchased directly from the funds only in exchange for a basket of securities and/or an amount of cash that is expected to be worth a minimum of a million dollars or more. Most individual investors, therefore, will not be able to purchase shares directly from the funds. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this prospectus – such as information about purchasing and redeeming shares from the funds and references to transaction fees imposed on purchases and redemptions – is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Each fund’s performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Fundamental Index ETFs | About the Funds	25

Fund Details

There can be no assurance that a fund will achieve its investment objective. Except as explicitly described otherwise, the investment objectives, strategies, and policies of each fund may be changed without shareholder approval.

The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Objectives, Strategies, Risks and Limitations” section in the Statement of Additional Information (SAI).

Investment Objectives and More About Principal Risks

Schwab Fundamental U.S. Broad Market ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of U.S. based companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity US All Index consisted of 1,606 constituent companies which had an average market capitalization of $569 billion (the market capitalization of the constituent companies ranged from $8 million to $4.3 trillion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its

26	Schwab Fundamental Index ETFs | Fund Details

shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Mid-Cap Company Risk — Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns

Small-Cap Company Risk — Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

Schwab Fundamental Index ETFs | Fund Details	27

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that

28	Schwab Fundamental Index ETFs | Fund Details

differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

Schwab Fundamental U.S. Large Company ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity US Large Index consisted of 715 constituent companies which had an average market capitalization of $614 billion (the market capitalization of the constituent companies ranged from $24 million to $4.3 trillion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

Schwab Fundamental Index ETFs | Fund Details	29

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

30	Schwab Fundamental Index ETFs | Fund Details

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

Schwab Fundamental Index ETFs | Fund Details	31

Schwab Fundamental U.S. Small Company ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity US Small Index consisted of 892 constituent companies which had an average market capitalization of $9 billion (the market capitalization of the constituent companies ranged from $8 million to $328 billion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid-

32	Schwab Fundamental Index ETFs | Fund Details

and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Small-Cap Company Risk — Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

Real Estate Investment Trusts (REITs) Risk — Although the fund does not invest directly in real estate, due to the composition of the index, the fund may have exposure to securities of REITs. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet

Schwab Fundamental Index ETFs | Fund Details	33

margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

34	Schwab Fundamental Index ETFs | Fund Details

Schwab Fundamental International Equity ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity Developed ex US Large Index consisted of 872 constituent companies which had an average market capitalization of $137 billion (the market capitalization of the constituent companies ranged from $376 million to $998 billion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid-

Schwab Fundamental Index ETFs | Fund Details	35

and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Depositary Receipt Risk — Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Variable Interest Entities (VIEs) Risk — The fund may gain exposure to certain operating companies in China through legal structures known as VIEs. In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.

Currency Risk — The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

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Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

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Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

In addition, the securities held by the fund are generally traded in markets that close at a different time than the fund’s secondary market and liquidity in those securities may be reduced after the applicable market closing times. Accordingly, during the time when the fund’s secondary market is open but after the applicable foreign market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the fund’s NAV may widen. The fund’s bid/ask spread may also be impacted by the liquidity of the underlying securities held by the fund or in instances of significant volatility of the underlying securities.

Schwab Fundamental International Small Equity ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity Developed ex US Small Index consisted of 1,458 constituent companies which had an average market capitalization of $6 billion (the market capitalization of the constituent companies ranged from $181 million to $106 billion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

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More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Small-Cap Company Risk — Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

Real Estate Investment Trusts (REITs) Risk — Although the fund does not invest directly in real estate, due to the composition of the index, the fund may have exposure to securities of REITs. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties,

Schwab Fundamental Index ETFs | Fund Details	39

or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Depositary Receipt Risk — Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Variable Interest Entities (VIEs) Risk — The fund may gain exposure to certain operating companies in China through legal structures known as VIEs. In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.

Currency Risk — The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or

40	Schwab Fundamental Index ETFs | Fund Details

other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance

Schwab Fundamental Index ETFs | Fund Details	41

will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

In addition, the securities held by the fund are generally traded in markets that close at a different time than the fund’s secondary market and liquidity in those securities may be reduced after the applicable market closing times. Accordingly, during the time when the fund’s secondary market is open but after the applicable foreign market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the fund’s NAV may widen. The fund’s bid/ask spread may also be impacted by the liquidity of the underlying securities held by the fund or in instances of significant volatility of the underlying securities.

Schwab Fundamental Emerging Markets Equity ETF

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

42	Schwab Fundamental Index ETFs | Fund Details

Index

As of February 28, 2026, the RAFI Fundamental High Liquidity Emerging Markets Index consisted of 335 constituent companies which had an average market capitalization of $184 billion (the market capitalization of the constituent companies ranged from $357 million to $1.7 trillion). The index is owned by RAFI Indices, LLC, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Schwab Fundamental Index ETFs | Fund Details	43

Foreign Investment Risk — The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.

Depositary Receipt Risk — Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Variable Interest Entities (VIEs) Risk — The fund may gain exposure to certain operating companies in China through legal structures known as VIEs. In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.

Emerging Markets Risk — The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements, which may limit the quality and availability of financial information, and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

Currency Risk — The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which

44	Schwab Fundamental Index ETFs | Fund Details

makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Schwab Fundamental Index ETFs | Fund Details	45

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

In addition, the securities held by the fund are generally traded in markets that close at a different time than the fund’s secondary market and liquidity in those securities may be reduced after the applicable market closing times. Accordingly, during the time when the fund’s secondary market is open but after the applicable foreign market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the fund’s NAV may widen. The fund’s bid/ask spread may also be impacted by the liquidity of the underlying securities held by the fund or in instances of significant volatility of the underlying securities.

Portfolio Holdings

A description of the funds' policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the SAI.

46	Schwab Fundamental Index ETFs | Fund Details

Financial Highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).

Schwab Fundamental U.S. Broad Market ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25(1)(2)	3/1/23- 2/29/24(1)	3/1/22- 2/28/23(1)		3/1/21- 2/28/22(1)

Per-Share Data
Net asset value at beginning of period	$24.07	$21.17	$18.11	$18.78		$16.09
Income (loss) from investment operations:
Net investment income (loss)(3)	0.44	0.40	0.38	0.36		0.33
Net realized and unrealized gains (losses)	4.29	2.90	3.05	(0.68)		2.67
Total from investment operations	4.73	3.30	3.43	(0.32)		3.00
Less distributions:
Distributions from net investment income	(0.43)	(0.40)	(0.37)	(0.35)		(0.31)
Net asset value at end of period	$28.37	$24.07	$21.17	$18.11		$18.78
Total return	19.92%	15.74%	19.24%	(1.63%)		18.80%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25	%(4)	0.25%
Net investment income (loss)	1.75%	1.78%	2.03%	2.02%		1.79%
Portfolio turnover rate(5)	12%	11%	11%	12%		13%
Net assets, end of period (x 1,000,000)	$1,170	$917	$705	$486		$425

(1)	Per-Share Data has been retroactively adjusted to reflect a 3-for-1 share split effective after the close of U.S. markets on October 10, 2024.
(2)

Per share data amounts previously presented for Net investment income (loss), Net realized and unrealized gains (losses), Total from investment operations, and Distributions from net investment income have been revised to fully reflect the required retroactive adjustment for the share split effective after the close of U.S. markets on October 10, 2024. These revisions do not have any impact on total return, shares outstanding at end of period, and beginning and ending net asset value.

(3)	Calculated based on the average shares outstanding during the period.
(4)	Ratio includes less than 0.005% of non-routine proxy expenses.
(5)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs | Financial Highlights	47

Schwab Fundamental U.S. Large Company ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25(1)(2)	3/1/23- 2/29/24(1)	3/1/22- 2/28/23(1)		3/1/21- 2/28/22(1)

Per-Share Data
Net asset value at beginning of period	$24.63	$21.54	$18.30	$18.99		$16.16
Income (loss) from investment operations:
Net investment income (loss)(3)	0.45	0.42	0.39	0.37		0.34
Net realized and unrealized gains (losses)	4.39	3.09	3.23	(0.69)		2.81
Total from investment operations	4.84	3.51	3.62	(0.32)		3.15
Less distributions:
Distributions from net investment income	(0.44)	(0.42)	(0.38)	(0.37)		(0.32)
Net asset value at end of period	$29.03	$24.63	$21.54	$18.30		$18.99
Total return	19.94%	16.42%	20.06%	(1.61%)		19.61%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25	%(4)	0.25%
Net investment income (loss)	1.77%	1.81%	2.05%	2.07%		1.84%
Portfolio turnover rate(5)	12%	10%	10%	12%		11%
Net assets, end of period (x 1,000,000)	$24,461	$18,138	$14,508	$10,373		$9,889

(1)	Per-Share Data has been retroactively adjusted to reflect a 3-for-1 share split effective after the close of U.S. markets on October 10, 2024.
(2)

Per share data amounts previously presented for Net investment income (loss), Net realized and unrealized gains (losses), Total from investment operations, and Distributions from net investment income have been revised to fully reflect the required retroactive adjustment for the share split effective after the close of U.S. markets on October 10, 2024. These revisions do not have any impact on total return, shares outstanding at end of period, and beginning and ending net asset value.

(3)	Calculated based on the average shares outstanding during the period.
(4)	Ratio includes less than 0.005% of non-routine proxy expenses.
(5)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

48	Schwab Fundamental Index ETFs | Financial Highlights

Schwab Fundamental U.S. Small Company ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25(1)(2)	3/1/23- 2/29/24(1)	3/1/22- 2/28/23(1)		3/1/21- 2/28/22(1)

Per-Share Data
Net asset value at beginning of period	$29.11	$27.64	$25.59	$26.51		$24.38
Income (loss) from investment operations:
Net investment income (loss)(3)	0.40	0.39	0.37	0.38		0.33
Net realized and unrealized gains (losses)	5.26	1.54	2.06	(0.98)		2.12
Total from investment operations	5.66	1.93	2.43	(0.60)		2.45
Less distributions:
Distributions from net investment income	(0.38)	(0.46)	(0.38)	(0.32)		(0.32)
Net asset value at end of period	$34.39	$29.11	$27.64	$25.59		$26.51
Total return	19.63%	6.98%	9.66%	(2.13%)		10.06%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25	%(4)	0.25%
Net investment income (loss)	1.33%	1.34%	1.48%	1.54%		1.21%
Portfolio turnover rate(5)	26%	26%	21%	24%		25%
Net assets, end of period (x 1,000,000)	$9,826	$9,082	$7,958	$6,433		$4,843

(1)	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after the close of U.S. markets on October 10, 2024.
(2)

Per share data amounts previously presented for Net investment income (loss), Net realized and unrealized gains (losses), Total from investment operations, and Distributions from net investment income have been revised to fully reflect the required retroactive adjustment for the share split effective after the close of U.S. markets on October 10, 2024. These revisions do not have any impact on total return, shares outstanding at end of period, and beginning and ending net asset value.

(3)	Calculated based on the average shares outstanding during the period.
(4)	Ratio includes less than 0.005% of non-routine proxy expenses.
(5)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs | Financial Highlights	49

Schwab Fundamental International Equity ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25	3/1/23- 2/29/24	3/1/22- 2/28/23		3/1/21- 2/28/22

Per-Share Data
Net asset value at beginning of period	$35.53	$34.11	$30.98	$32.25		$30.94
Income (loss) from investment operations:
Net investment income (loss)(1)	1.26	1.15	1.06	1.03		1.04
Net realized and unrealized gains (losses)	17.61	1.60	3.22	(1.40)		1.42
Total from investment operations	18.87	2.75	4.28	(0.37)		2.46
Less distributions:
Distributions from net investment income	(1.55)	(1.33)	(1.15)	(0.90)		(1.15)
Net asset value at end of period	$52.85	$35.53	$34.11	$30.98		$32.25
Total return	54.06%	8.24%	14.06%	(0.91%)		7.95%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25	%(2)	0.25%
Net investment income (loss)	2.99%	3.24%	3.31%	3.50%		3.16%
Portfolio turnover rate(3)	11%	12%	11%	15%		15%
Net assets, end of period (x 1,000,000)	$23,376	$14,103	$12,251	$9,343		$7,382

(1)	Calculated based on the average shares outstanding during the period.
(2)	Ratio includes less than 0.005% of non-routine proxy expenses.
(3)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

50	Schwab Fundamental Index ETFs | Financial Highlights

Schwab Fundamental International Small Equity ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25	3/1/23- 2/29/24	3/1/22- 2/28/23		3/1/21- 2/28/22

Per-Share Data
Net asset value at beginning of period	$35.69	$34.37	$32.72	$35.86		$36.11
Income (loss) from investment operations:
Net investment income (loss)(1)	1.13	0.96	0.85	0.80		0.73
Net realized and unrealized gains (losses)	15.64	1.59	1.80	(3.32)		(0.01)
Total from investment operations	16.77	2.55	2.65	(2.52)		0.72
Less distributions:
Distributions from net investment income	(1.72)	(1.23)	(1.00)	(0.62)		(0.97)
Net asset value at end of period	$50.74	$35.69	$34.37	$32.72		$35.86
Total return	47.78%	7.50%	8.23%	(6.91%)		1.86%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39	%(2)	0.39%
Net investment income (loss)	2.67%	2.71%	2.56%	2.53%		1.90%
Portfolio turnover rate(3)	29%	33%	22%	30%		28%
Net assets, end of period (x 1,000,000)	$3,430	$3,141	$3,206	$2,850		$2,686

(1)	Calculated based on the average shares outstanding during the period.
(2)	Ratio includes less than 0.005% of non-routine proxy expenses.
(3)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs | Financial Highlights	51

Schwab Fundamental Emerging Markets Equity ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25	3/1/23- 2/29/24	3/1/22- 2/28/23		3/1/21- 2/28/22

Per-Share Data
Net asset value at beginning of period	$30.29	$27.25	$25.28	$29.25		$29.64
Income (loss) from investment operations:
Net investment income (loss)(1)	1.24	1.30	1.20	1.55		1.36
Net realized and unrealized gains (losses)	10.37	3.14	2.06	(4.14)		(0.41)
Total from investment operations	11.61	4.44	3.26	(2.59)		0.95
Less distributions:
Distributions from net investment income	(1.51)	(1.40)	(1.29)	(1.39)		(1.34)
Other capital(1)(2)	—	—	—	0.01		—
Net asset value at end of period	$40.39	$30.29	$27.25	$25.28		$29.25
Total return	39.10%	16.43%	13.17%	(8.72%)		2.97%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39	%(3)	0.39%
Net investment income (loss)	3.60%	4.37%	4.55%	5.97%		4.29%
Portfolio turnover rate(4)	16%	20%	16%	28%		20%
Net assets, end of period (x 1,000,000)	$9,416	$6,422	$5,458	$4,529		$4,826

(1)	Calculated based on the average shares outstanding during the period.
(2)	Includes additional variable charges paid by the cash purchasers and redeemers of creation units to the fund to offset the transaction costs of the fund of buying or selling portfolio securities.
(3)	Ratio includes less than 0.005% of non-routine proxy expenses.
(4)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

52	Schwab Fundamental Index ETFs | Financial Highlights

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 425 Market Street, Suite 1700, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of April 30, 2026, managed approximately $1.69 trillion in assets.

The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended February 28, 2026, these fees were 0.25% for the Schwab Fundamental U.S. Broad Market ETF, 0.25% for the Schwab Fundamental U.S. Large Company ETF, 0.25% for the Schwab Fundamental U.S. Small Company ETF, 0.25% for the Schwab Fundamental International Equity ETF, 0.39% for the Schwab Fundamental International Small Equity ETF and 0.39% for the Schwab Fundamental Emerging Markets Equity ETF. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid.

Pursuant to the Amended and Restated Advisory Agreement between the investment adviser and Schwab Strategic Trust, on behalf of each fund, the investment adviser pays the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses.

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2025 semiannual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period of March 1, 2025 through August 31, 2025.

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies for Schwab Asset Management. Mr. Bliss is responsible for overseeing the portfolio management for equity index Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing® separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market ETF, Schwab Fundamental U.S. Large Company ETF, and Schwab Fundamental U.S. Small Company ETF. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Mariela Jobson, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF, and Schwab Fundamental Emerging Markets Equity ETF. Prior to joining Schwab in 2023, Ms. Jobson worked at BlackRock (formerly Barclays Global Investors) for 16 years as a lead portfolio manager, where she managed all aspects and investment activities of iShares exchange traded funds in global equity, preferred equity, and commodities. Most recently, she was responsible for leading a team of portfolio managers who managed domestic, developed, emerging and frontier markets covering market-cap, factor, ESG and thematic index strategies. Prior to BlackRock, Ms. Jobson worked as an associate equity analyst at Wedbush Morgan Securities and as an equity research analyst at ING Investments.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the Schwab Fundamental U.S. Broad Market ETF, Schwab Fundamental U.S. Large Company ETF, and Schwab Fundamental U.S. Small Company ETF. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) for five years, most recently as a portfolio manager of equity index funds for institutional clients, and then as a senior business analyst. Prior to that, Mr. Juwono was a senior financial analyst with Union Bank of California.

Joselle Duncan, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF, and Schwab Fundamental Emerging Markets Equity ETF. Prior to joining Schwab in 2022, Ms. Duncan worked at BlackRock (formerly Barclays Global Investors) for over 20 years as a vice president and portfolio manager focused on international ETFs and institutional funds. She began her career at BlackRock on the securities lending team as a product specialist and trader.

David Rios, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF, and Schwab Fundamental Emerging Markets

Schwab Fundamental Index ETFs | Fund Management	53

Equity ETF. Prior to this role, Mr. Rios was a portfolio manager on the equity index strategies team. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market ETF, Schwab Fundamental U.S. Large Company ETF, and Schwab Fundamental U.S. Small Company ETF. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the SAI.

Distributor. The funds' Distributor is SEI Investments Distribution Co. The Distributor, located at 1 Freedom Valley Drive, Oaks, PA 19456, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the funds and does not maintain a secondary market in shares of the funds.

54	Schwab Fundamental Index ETFs | Fund Management

Investing in the Funds

On the following pages, you will find information on buying and selling shares. Most investors will invest in the funds by placing orders through their brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer or other intermediary. Authorized Participants (as defined in “Purchase and Redemption of Creation Units,” below) may invest directly in a fund by placing orders for Creation Units through the fund’s transfer agent, State Street Bank and Trust Company (direct orders). Helpful information on taxes is included as well.

The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.

Shares of the funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund).

Shares of the funds trade under the following trading symbols:

Schwab Fundamental U.S. Broad Market ETF	FNDB
Schwab Fundamental U.S. Large Company ETF	FNDX
Schwab Fundamental U.S. Small Company ETF	FNDA
Schwab Fundamental International Equity ETF	FNDF
Schwab Fundamental International Small Equity ETF	FNDC
Schwab Fundamental Emerging Markets Equity ETF	FNDE

Shares of the funds may be acquired or redeemed directly from the funds only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption” section below. Once created, shares of the funds trade in the secondary market in amounts less than a Creation Unit. The funds do not impose any minimum investment for shares of the funds purchased on an exchange or in the secondary market. Except when aggregated in Creation Units, shares are not redeemable by the funds.

Share Trading Prices

As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more (a premium) or less (a discount) than the NAV of such shares.

Premium/Discount Information

Information showing the number of days the market price of a fund’s shares was greater than the fund’s NAV per share (i.e., at a premium) and the number of days it was less than the fund’s NAV per share (i.e., at a discount), for various time periods, is available by visiting the fund’s website www.schwabassetmanagement.com.

Determination of Net Asset Value

The NAV of a fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading (each, a Business Day). NAV per share is calculated by dividing a fund’s net assets by the number of the fund’s shares outstanding. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each fund reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day.

Schwab Fundamental Index ETFs | Investing in the Funds	55

A fund’s portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, a fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for each fund to perform the fair value determination relating to all fund investments.

The funds' Board of Trustees has approved procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, a fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Generally, when fair valuing a security, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and specific market conditions and the specific facts giving rise to the need to fair value the security. The Valuation Designee makes fair value determinations in good faith and in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Shareholders of funds that invest in foreign securities as part of their investment strategy, such as Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF, and Schwab Fundamental Emerging Markets Equity ETF, should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of a fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.

Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from a fund in Creation Units. Fund shares that are purchased or sold on the secondary market will be effected at prevailing market prices, which may be higher or lower than NAV, and may be subject to brokerage commissions and charges. As described below, purchases and redemptions of Creation Units will be priced at the NAV next determined after receipt of the purchase or redemption order.

Purchase and Redemption of Creation Units

Creation and Redemption

The shares that trade in the secondary market are “created” at NAV. Each fund issues and redeems shares only in Creation Units, which are large blocks of shares. Only institutional investors who have entered into an authorized participant agreement (known as Authorized Participants) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified basket of securities and/or a designated amount of cash. Each Business Day, prior to the opening of trading, each fund publishes the specific securities and designated amount of cash included in that day’s basket for the fund through the National Securities Clearing Corporation (NSCC) or other method of public dissemination. Each fund reserves the right to accept or pay out a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the transfer agent. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day and are also subject to acceptance by each fund and the transfer agent.

Creations and redemptions must be made by an Authorized Participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the SAI.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the 1933 Act), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the 1933 Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery

56	Schwab Fundamental Index ETFs | Investing in the Funds

of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is only available with respect to transactions on a national securities exchange.

Creation and Redemption Transaction Fees for Creation Units

Each fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The creation and redemption transaction fees applicable to each fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated below regardless of the number of Creation Units redeemed that day. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of each fund. Purchasers and redeemers of Creation Units for cash may also be subject to an additional variable charge up to the maximum amount shown in the table below. This additional variable charge will offset the transaction costs to a fund of buying or selling portfolio securities. In certain circumstances, the cost of any standard transaction fees and/or additional variable charges may be waived by a fund when doing so is believed to be in the best interests of the fund. From time to time, the investment adviser may cover the cost of any transaction fees.

The following table shows, as of May 29, 2026, the approximate value of one Creation Unit of each fund, including the standard and maximum additional creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from the funds. Retail investors who purchase shares through their brokerage account will not pay these fees. Investors who use the services of a broker or other such intermediary may pay fees for such services.

	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee(1)	Maximum Additional Redemption Transaction Fee(1)
Schwab Fundamental U.S. Broad Market ETF	$1,511,575	$1,000	3.0%	2.0%
Schwab Fundamental U.S. Large Company ETF	$1,549,015	$500	3.0%	2.0%
Schwab Fundamental U.S. Small Company ETF	$1,805,405	$500	3.0%	2.0%
Schwab Fundamental International Equity ETF	$5,448,960	$10,000	3.0%	2.0%
Schwab Fundamental International Small Equity ETF	$5,055,960	$10,000	3.0%	2.0%
Schwab Fundamental Emerging Markets Equity ETF	$4,123,170	$2,000	3.0%	2.0%

(1) As a percentage of total amount invested or redeemed.

Additional Policies

Policy Regarding Short-Term or Excessive Trading

The funds do not impose any restrictions on the frequency of purchases and redemptions of fund shares. When considering that a policy regarding short-term or excessive trading was not necessary for the funds, the Board of Trustees considered the structure of each fund as an ETF and that fund shares are purchased and redeemed directly with the funds only in large quantities (Creation Units) by Authorized Participants who are authorized to purchase and redeem shares directly with the funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the funds accommodate frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The funds reserve the right to reject or limit any purchase order at any time.

The funds reserve the right to impose restrictions on disruptive or abusive trading. Such trading is defined by the funds as purchases and sales of fund shares in amounts and frequency determined by the funds to be significant and in a pattern of activity that can potentially be detrimental to the funds and their shareholders. Such adverse effects can include diluting the value of the shareholders’ holdings, increasing fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains, or forcing the funds to hold excess levels of cash. The funds may reject purchase or redemption orders in such instances. The funds also impose a transaction fee on Creation Unit transactions that is designed to offset a fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Units. The Board of Trustees may determine that policies and procedures regarding the frequency of purchases and redemptions of fund shares are necessary in the future.

Schwab Fundamental Index ETFs | Investing in the Funds	57

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of the funds. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions including in some cases that such investment companies enter into an agreement with the funds.

Payments to Financial Intermediaries

The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.

Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.

Dividends from net investment income, if any, are generally declared and paid quarterly by Schwab Fundamental U.S. Broad Market ETF, Schwab Fundamental U.S. Large Company ETF and Schwab Fundamental U.S. Small Company ETF, and semiannually by Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF and Schwab Fundamental Emerging Markets Equity ETF. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Distributions of net realized capital gains, if any, generally are declared and paid once a year, although a fund may do so more frequently as determined by the Board of Trustees. Although it is not generally expected, if a fund’s distributions exceed its realized taxable income and capital gains during a taxable year, then all or a portion of the distributions made during that year may be characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares. Each fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of each fund are distributed on a pro rata basis to beneficial owners of such shares. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end distributions, if any, may be made available on the fund’s website www.schwabassetmanagement.com.

Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to long-term capital gains and qualified dividend income is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions are taxable to shareholders even if they are paid from income or gain earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale of your shares is a taxable event. A sale of your shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual

58	Schwab Fundamental Index ETFs | Investing in the Funds

rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

At the beginning of every year, each fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

If you are investing through a taxable account and purchase shares of a fund before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

Shareholders in a fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce a fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by a fund.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, a fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if a fund’s shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Additional Information

Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of a fund to track the total return performance of its underlying index or the ability of the underlying index to track stock or bond market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the

Schwab Fundamental Index ETFs | Investing in the Funds	59

equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.

NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value; the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.

The funds and Schwab Asset Management do not guarantee the accuracy and/or the completeness of the indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. The funds and Schwab Asset Management make no warranty, express or implied, as to results to be obtained by the funds, or any other person or entity from the use of the indexes or any data included therein. The funds and Schwab Asset Management make no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein, without limiting any of the foregoing, in no event shall the funds and Schwab Asset Management have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

60	Schwab Fundamental Index ETFs | Investing in the Funds

Prospectus | June 26, 2026

Schwab Fundamental Index ETFs

To Learn More

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find a fund’s annual and semiannual financial statements.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.

The SAI, annual and semiannual reports, holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.

SEC File Number Schwab Strategic Trust 811-22311	REG75704-13

Prospectus |	June 26, 2026

Schwab® ETFs

Schwab® U.S. REIT ETF

Ticker Symbol	SCHH

Principal U.S. Listing Exchange: NYSE Arca, Inc.

As with all exchange-traded funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab U.S. REIT ETF

Table of Contents

Fund Summary

Schwab® U.S. REIT ETF
Ticker Symbol: SCHH

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts classified as equities.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.07
Other Expenses	0.00

Total annual fund operating expenses	0.07

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in securities that are included in the Dow Jones Equity All REIT Capped Index†. The index is a float-adjusted market capitalization weighted index that is subject to capping constraints at each quarterly rebalancing. The index generally includes all publicly traded equity real estate investment trusts (REITs) with a minimum float-adjusted market capitalization of $200 million and a three-month median daily value traded of at least $5 million. A security becomes ineligible if its float-adjusted market capitalization falls below $100 million for two consecutive quarters. The index excludes mortgage REITs, defined as REITs that lend money directly to real estate owners and/or operators or indirectly through the purchase of mortgages or mortgage-backed securities, and hybrid REITs, defined as REITs that participate both in equity and mortgage investing. As of February 27, 2026, the index was composed of 116 REITs.

† Index ownership – Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product

The index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by the index provider) to a maximum of 10% of the index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 4.5% of the weight of the index to a maximum of 22.5% of the weight of the index in the aggregate. In order to implement this capping methodology, the index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 22.5%. Between scheduled quarterly index reviews, the index is reviewed daily to assess whether the sum of all individual constituents with more than 5% of the weight of the index exceeds more than 25% of the weight of the index in the aggregate. When daily capping is necessary, the changes are announced after the close of the business day on which the daily weight caps are exceeded, with the reference date after the close of that same business day, and changes are effective after the close of the next trading day.

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given security as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid

Schwab U.S. REIT ETF | Fund Summary	1

purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index; (b) investment companies; and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the Index. The fund may also invest in cash, cash equivalents and money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

Due to the composition of the index, the fund will concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies and companies related to the real estate industry. The fund may also invest in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Mid-Cap Company Risk — Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

Small-Cap Company Risk — Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

Real Estate Investment Risk — Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

REITs Risk — In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the

2	Schwab U.S. REIT ETF | Fund Summary

fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500 Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Dow Jones Equity All REIT Capped Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 17.97% Q4 2023
Worst Quarter: (28.46%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/26: 3.48%

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	10 Years
Before taxes	2.27%	4.79%	3.41%
After taxes on distributions	1.25%	3.83%	2.36%
After taxes on distributions and sale
of shares	1.57%	3.41%	2.25%
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
S&P 500® Index	17.88%	14.42%	14.82%
Dow Jones Equity All REIT Capped Index(1)	2.30%	4.86%	—
REIT Spliced Index(2)	2.30%	4.86%	3.48%

(1)

Effective June 22, 2020, the fund changed its comparative index from the Dow Jones U.S. Select REIT Index to the Dow Jones Equity All REIT Capped Index. Performance of the fund prior to the index change is based on the fund’s investment strategy to track the previous index. The Dow Jones Equity All REIT Capped Index commenced operations on April 13, 2020.

(2)

The REIT Spliced Index is an internally calculated index, comprised of the Dow Jones U.S. Select REIT Index from inception of the fund until the close of business on June 19, 2020, and the Dow Jones Equity All REIT Capped Index thereafter.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the

Schwab U.S. REIT ETF | Fund Summary	3

return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2011.

Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Schwab U.S. REIT ETF | Fund Summary

About the Fund

The fund described in this prospectus is advised by Charles Schwab Investment Management, Inc., dba Schwab Asset Management (the investment adviser). The fund is an “exchange-traded fund” (ETF). ETFs are funds that trade like other publicly-traded securities. The fund is an index fund and is designed to track the total return of an index. Because the composition of an index tends to be comparatively stable, most index funds historically have shown low portfolio turnover compared to actively managed funds.

This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.

Unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade at market prices that change throughout the day. The market price for the fund’s shares may be different from its net asset value per share (NAV). The fund has its own CUSIP number and trades on the NYSE Arca, Inc. under the following ticker:

Schwab U.S. REIT ETF	SCHH

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement (Authorized Participants) purchase or redeem Creation Units.

A Note to Retail Investors

Shares can be purchased directly from the fund only in exchange for a basket of securities and/or an amount of cash that is expected to be worth a minimum of a million dollars or more. Most individual investors, therefore, will not be able to purchase shares directly from the fund. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this prospectus – such as information about purchasing and redeeming shares from the fund and references to transaction fees imposed on purchases and redemptions – is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

The fund’s performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab U.S. REIT ETF | About the Fund	5

Fund Details

There can be no assurance that the fund will achieve its investment objective. Except as explicitly described otherwise, the investment objective, strategies and policies of the fund may be changed without shareholder approval.

The principal investment strategies and the main risks associated with investing in the fund are summarized in the fund summary at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the fund, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, the fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities, and Risks” section in the Statement of Additional Information (SAI).

The fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the agreement with the sponsor of its current index is terminated or for any other reason determined in good faith by the fund’s Board of Trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Investment Objective and More About Principal Risks

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts classified as equities. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

More Information About Principal Investment Risks

The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to financial markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.

Index-Related Risk — The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.

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Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Large-Cap Company Risk — Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

Mid-Cap Company Risk — Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns

Small-Cap Company Risk — Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

Real Estate Investment Risk — Although the fund does not invest directly in real estate, due to the composition of the index, the fund will concentrate its investments in securities of real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; the attractiveness, type and location of property; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; overbuilding; extended vacancies of properties; or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; increasing competition, including for real estate and related services and technology; reduced demand for commercial and office space along with increased maintenance or tenant improvement costs to convert properties for other uses; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. In addition, the real estate industry has historically been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions.

REITs Risk — In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those

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expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.

Derivatives Risk — The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk, tax risk, and operational risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. Operational risk is the risk related to operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Liquidity Risk — Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending Risk — The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

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Market Trading Risk — Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The investment adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. The fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as discussed in the “Creation and Redemption” section below). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, fund shares may trade at a premium or discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the fund’s shares. Risks associated with having a limited number of Authorized Participants may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other instruments that have lower trading volumes. More generally, market makers are not obligated to make a market in the fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. In addition, transactions by large shareholders may account for a large percentage of trading volume on the fund’s primary listing exchange and may, therefore, have a material effect on the market price of the fund’s shares.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time based on the fund’s trading volume and market liquidity. As a result, the bid/ask spread on ETF shares is generally larger when the shares have little trading volume or market liquidity and generally lower when the shares have high trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell shares. The investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. There are various methods by which investors can purchase and sell shares of the fund and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

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Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual holdings and financial statements, which are included in the fund’s Form N-CSR (see back cover).

Schwab U.S. REIT ETF

	3/1/25- 2/28/26	3/1/24- 2/28/25	3/1/23- 2/29/24	3/1/22- 2/28/23(1)		3/1/21- 2/28/22(1)

Per-Share Data
Net asset value at beginning of period	$22.09	$20.05	$19.96	$23.30		$19.48
Income (loss) from investment operations:
Net investment income (loss)(2)	0.68	0.64	0.64	0.60		0.43
Net realized and unrealized gains (losses)	0.91	2.08	0.12	(3.45)		3.79
Total from investment operations	1.59	2.72	0.76	(2.85)		4.22
Less distributions:
Distributions from net investment income	(0.64)	(0.68)	(0.67)	(0.49)		(0.40)
Net asset value at end of period	$23.04	$22.09	$20.05	$19.96		$23.30
Total return	7.48%	13.75%	4.06%	(12.22%)		21.56%

Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07	%(3)	0.07%
Net investment income (loss)	3.18%	3.04%	3.34%	2.82	%(3)	1.81%
Portfolio turnover rate(4)	10%	8%	6%	6%		5%
Net assets, end of period (x 1,000,000)	$9,713	$7,694	$6,361	$5,780		$6,648

(1)	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after the close of U.S. markets on March 10, 2022.
(2)	Calculated based on the average shares outstanding during the period.
(3)	Ratio includes less than 0.005% of non-routine proxy expenses.
(4)	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

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Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 425 Market Street, Suite 1700, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of April 30, 2026, managed approximately $1.69 trillion in assets.

The investment adviser oversees the asset management and administration of the fund. As compensation for these services, the investment adviser receives a management fee from the fund. For the 12 months ended February 28, 2026, the management fee was 0.07% for the fund. This figure, which is expressed as a percentage of the fund’s average daily net assets, represents the actual amount paid.

Pursuant to the Amended and Restated Advisory Agreement between the investment adviser and Schwab Strategic Trust, on behalf of the fund, the investment adviser pays the operating expenses of the fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2025 semiannual holdings and financial statements, which are included in the fund’s Form N-CSR and covers the period of March 1, 2025 through August 31, 2025.

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies for Schwab Asset Management. Mr. Bliss is responsible for overseeing the portfolio management for equity index Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing® separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) for five years, most recently as a portfolio manager of equity index funds for institutional clients, and then as a senior business analyst. Prior to that, Mr. Juwono was a senior financial analyst with Union Bank of California.

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the SAI.

Distributor. The fund’s Distributor is SEI Investments Distribution Co. The Distributor, located at 1 Freedom Valley Drive, Oaks, PA 19456, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the fund and does not maintain a secondary market in shares of the fund.

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Investing in the Fund

On the following pages, you will find information on buying and selling shares. Most investors will invest in the fund by placing orders through their brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer or other intermediary. Authorized Participants (as defined in “Purchase and Redemption of Creation Units,” below) may invest directly in the fund by placing orders for Creation Units through the fund’s transfer agent, State Street Bank and Trust Company (direct orders). Helpful information on taxes is included as well.

The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.

Shares of the fund trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund).

Shares of the fund trade under the following trading symbol:

Schwab U.S. REIT ETF	SCHH

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption” section below. Once created, shares of the fund trade in the secondary market in amounts less than a Creation Unit. The fund does not impose any minimum investment for shares of the fund purchased on an exchange or in the secondary market. Except when aggregated in Creation Units, shares are not redeemable by the fund.

Share Trading Prices

As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more (a premium) or less (a discount) than the NAV of such shares.

Premium/Discount Information

Information showing the number of days the market price of the fund’s shares was greater than the fund’s NAV per share (i.e., at a premium) and the number of days it was less than the fund’s NAV per share (i.e., at a discount), for various time periods, is available by visiting the fund’s website www.schwabassetmanagement.com.

Determination of Net Asset Value

The NAV of the fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading (each, a Business Day). NAV per share is calculated by dividing the fund’s net assets by the number of the fund’s shares outstanding. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day.

The fund’s portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments.

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The fund’s Board of Trustees has approved procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Generally, when fair valuing a security, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and specific market conditions and the specific facts giving rise to the need to fair value the security. The Valuation Designee makes fair value determinations in good faith and in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from the fund in Creation Units. Fund shares that are purchased or sold on the secondary market will be effected at prevailing market prices, which may be higher or lower than NAV, and may be subject to brokerage commissions and charges. As described below, purchases and redemptions of Creation Units will be priced at the NAV next determined after receipt of the purchase or redemption order.

Purchase and Redemption of Creation Units

Creation and Redemption

The shares that trade in the secondary market are “created” at NAV. The fund issues and redeems shares only in Creation Units, which are large blocks of shares. Only institutional investors who have entered into an authorized participant agreement (known as Authorized Participants) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified basket of securities and/or a designated amount of cash. Each Business Day, prior to the opening of trading, the fund publishes the specific securities and designated amount of cash included in that day’s basket for the fund through the National Securities Clearing Corporation (NSCC) or other method of public dissemination. The fund reserves the right to accept or pay out a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the transfer agent. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day and are also subject to acceptance by the fund and the transfer agent.

Creations and redemptions must be made by an Authorized Participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the SAI.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the 1933 Act), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the 1933 Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is only available with respect to transactions on a national securities exchange.

Creation and Redemption Transaction Fees for Creation Units

The fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The creation and redemption transaction fees applicable to the fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day.

Schwab U.S. REIT ETF | Investing in the Fund	13

Similarly, the standard redemption transaction fee will be the amount indicated below regardless of the number of Creation Units redeemed that day. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. Purchasers and redeemers of Creation Units for cash may also be subject to an additional variable charge up to the maximum amount shown in the table below. This additional variable charge will offset the transaction costs to the fund of buying or selling portfolio securities. In certain circumstances, the cost of any standard transaction fees and/or additional variable charges may be waived by the fund when doing so is believed to be in the best interests of the fund. From time to time, the investment adviser may cover the cost of any transaction fees.

The following table shows, as of May 31, 2026, the approximate value of one Creation Unit of the fund, including the standard and maximum additional creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from the fund. Retail investors who purchase shares through their brokerage account will not pay these fees. Investors who use the services of a broker or other such intermediary may pay fees for such services.

	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee(1)	Maximum Additional Redemption Transaction Fee(1)
Schwab U.S. REIT ETF	$1,171,880	$250	3.0%	2.0%

(1) As a percentage of total amount invested or redeemed.

Additional Policies

Policy Regarding Short-Term or Excessive Trading

The fund does not impose any restrictions on the frequency of purchases and redemptions of fund shares. When considering that a policy regarding short-term or excessive trading was not necessary for the fund, the Board of Trustees considered the structure of the fund as an ETF and that fund shares are purchased and redeemed directly with the fund only in large quantities (Creation Units) by Authorized Participants who are authorized to purchase and redeem shares directly with the fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The fund reserves the right to reject or limit any purchase order at any time.

The fund reserves the right to impose restrictions on disruptive or abusive trading. Such trading is defined by the fund as purchases and sales of fund shares in amounts and frequency determined by the fund to be significant and in a pattern of activity that can potentially be detrimental to the fund and its shareholders. Such adverse effects can include diluting the value of the shareholders’ holdings, increasing fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains, or forcing the fund to hold excess levels of cash. The fund may reject purchase or redemption orders in such instances. The fund also imposes a transaction fee on Creation Unit transactions that is designed to offset the fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Units. The Board of Trustees may determine that policies and procedures regarding the frequency of purchases and redemptions of fund shares are necessary in the future.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of the fund. Registered investment companies are permitted to invest in the fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions including in some cases that such investment companies enter into an agreement with the fund.

Payments to Financial Intermediaries

The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the fund. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the fund

14	Schwab U.S. REIT ETF | Investing in the Fund

available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the fund.

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the fund over other investment options they make available to their customers. Please see the SAI for additional information.

Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.

Dividends from net investment income, if any, are generally declared and paid quarterly for the fund. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Distributions of net realized capital gains, if any, generally are declared and paid once a year, although the fund may do so more frequently as determined by the Board of Trustees. Although it is not generally expected, if the fund’s distributions exceed its realized taxable income and capital gains during a taxable year, then all or a portion of the distributions made during that year may be characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares. The fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. During the fourth quarter of the year, typically in early November, an estimate of the fund’s year-end distributions, if any, may be made available on the fund’s website www.schwabassetmanagement.com.

Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to long-term capital gains and qualified dividend income is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. However, it is not expected that any of the fund’s distributions will be eligible to be treated as qualified dividend income subject to the reduced rates. Distributions are taxable to shareholders even if they are paid from income or gain earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale of your shares is a taxable event. A sale of your shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

At the beginning of every year, the fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements. REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues the tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund will send you a corrected,

Schwab U.S. REIT ETF | Investing in the Fund	15

final Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If you are investing through a taxable account and purchase shares of the fund before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the fund’s shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Additional Information

Index Provider

S&P Dow Jones Indices LLC (S&P Dow Jones Indices) is a full service index provider that develops, maintains, and licenses indices for use as benchmarks and as the basis of investment products. Schwab Asset Management has entered into a license agreement with S&P Dow Jones Indices or its affiliates to use the Index (as defined below). Fees payable under the license agreement are paid by Schwab Asset Management. S&P Dow Jones Indices and its affiliates have no obligation to continue to provide the Index to Schwab Asset Management beyond the term of the license agreement.

Disclaimers

“Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC. The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by Schwab Asset Management. “Schwab U.S. REIT ETF” is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, Dow Jones, any of their third party licensors, or any of their respective affiliates (collectively, S&P Dow Jones Indices Entities). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities’ only relationship to Schwab Asset Management with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices Entities. The Index is determined, composed and calculated by S&P Dow Jones Indices Entities without regard to Schwab Asset Management or the fund. S&P Dow Jones Indices have no obligation to take the needs of Schwab Asset Management or Fund shareholders into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration,

16	Schwab U.S. REIT ETF | Investing in the Fund

marketing or trading of the fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices and its subsidiaries are not investment advisors. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SCHWAB ASSET MANAGEMENT, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES ENTITIES AND SCHWAB ASSET MANAGEMENT, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES ENTITIES.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of a Fund to track the total return performance of its underlying index or the ability of the underlying index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value; the current value of the portfolio of securities required to be deposited to the Fund; the amount of any dividend equivalent payment or cash distribution to holders of shares of the Fund; net asset value; or other information relating to the creation, redemption or trading of shares of the Fund, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the Fund or any underlying index or data included therein.

The Fund and Schwab Asset Management do not guarantee the accuracy and/or the completeness of the indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. The Fund and Schwab Asset Management make no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of indexes or any data included therein. The Fund and Schwab Asset Management make no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein, without limiting any of the foregoing, in no event shall the Fund and Schwab Asset Management have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

Schwab U.S. REIT ETF | Investing in the Fund	17

Prospectus | June 26, 2026

Schwab U.S. REIT ETF

To Learn More

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:

Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents, to request other information, or ask questions about the fund, call 1-877-824-5615. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.

The SAI, annual and semiannual reports, holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.

SEC File Number Schwab Strategic Trust 811-22311	REG58801-18

Statement of Additional Information |	June 26, 2026

Schwab® ETFs

Schwab® Fundamental U.S. Broad Market ETF	FNDB
Schwab® Fundamental U.S. Large Company ETF	FNDX
Schwab® Fundamental U.S. Small Company ETF	FNDA
Schwab® Fundamental International Equity ETF	FNDF
Schwab® Fundamental International Small Equity ETF	FNDC
Schwab® Fundamental Emerging Markets Equity ETF	FNDE

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated June 26, 2026 (as amended from time to time).

The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ Form N-CSR for the fiscal year ended February 28, 2026, are incorporated by reference into this SAI.

For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.

Each fund is a series of Schwab Strategic Trust (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the funds (investment adviser).

REG75702-13

Investment Objectives

Each fund’s investment objective is not fundamental and therefore may be changed by the funds’ Board of Trustees (the Board) without shareholder approval.

The Schwab Fundamental U.S. Broad Market ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of U.S. based companies based on their fundamental size and weight.

The Schwab Fundamental U.S. Large Company ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight.

The Schwab Fundamental U.S. Small Company ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight.

The Schwab Fundamental International Equity ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight.

The Schwab Fundamental International Small Equity ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight.

The Schwab Fundamental Emerging Markets Equity ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries.

There is no guarantee the funds will achieve their investment objectives.

The Schwab Fundamental U.S. Broad Market ETF, Schwab Fundamental U.S. Large Company ETF, Schwab Fundamental U.S. Small Company ETF, Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF, and Schwab Fundamental Emerging Markets Equity ETF are collectively referred to as “Fundamental Index ETFs.”

Fund Investment Policies

It is the Schwab Fundamental U.S. Broad Market ETF’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity US All Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental U.S. Large Company ETF’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity US Large Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental U.S. Small Company ETF’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity US Small Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental International Equity ETF’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity Developed ex US Large Index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental International Small Equity ETF’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity Developed ex US Small Index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental Emerging Markets Equity ETF’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the RAFI Fundamental High Liquidity Emerging Markets Index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

Index Providers and Disclaimers

Description of the RAFI™ Fundamental High Liquidity Index Series. Each RAFI Fundamental High Liquidity Index is part of the RAFI Fundamental High Liquidity Index Series. RAFI Indices, LLC (RAFI) is the creator of the RAFI Fundamental High Liquidity Index Series.

The RAFI Fundamental High Liquidity Index Series is created from the RAFI Global Equity Investable Universe. This RAFI Global Equity Investable Universe consists of all common equity securities traded on primary eligible exchanges, and preferred shares in countries where preferred shares are economically equivalent to common, issued by companies that are assigned to countries classified by RAFI as developed and emerging markets. RAFI assigns companies to countries and promulgates that assignment to securities. The starting rules for country assignment are based on country of primary listing, domicile, and incorporation. If a company’s primary listing is on a stock exchange in the same country as the company is domiciled and incorporated, then the company is assigned to that country. If the country of domicile is different from the country of incorporation and the primary listing is in the country of domicile, then the company is assigned to the country of primary listing and domicile.

If the country of primary listing is different from the country of domicile and the country of primary listing is in the country of incorporation, then the company is assigned to the country of primary listing and incorporation. If the country of domicile is the same as the country of incorporation, but is different from the country of primary listing, then the company is assigned to the country of domicile and incorporation. If the country of primary listing, domicile, and incorporation all differ, and for exceptions to these rules, country assignment is based on other factors including domicile of parent company, management location, source of sales, trading volume, and reporting currency.

Each index in the RAFI Fundamental High Liquidity Index Series selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. Constituents are scored (the fundamental score) and weighted based on fundamental measures of company size, then further divided into large company and small company indexes, as applicable. Company size is determined by averaging three key non-price measures using publicly available accounting data from the last five years. The weighting of the constituents by fundamental scores is determined during the annual reconstitution which occurs in March. This annual reconstitution is implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. Weights are calculated and assigned by RAFI. The method for calculating the components of each index in the RAFI Fundamental High Liquidity Index Series is subject to change.

The funds’ investment adviser, has entered into an agreement with RAFI, pursuant to which, the investment adviser has been granted a license to certain indexes within the RAFI Fundamental High Liquidity Index Series and the RAFI trademarks, which has in turn been sublicensed to the Fundamental Index ETFs. Fees payable under the license agreement are paid by the investment adviser.

Each RAFI Fundamental High Liquidity Index is a service mark of RAFI or its affiliates and are used by the Fundamental Index ETFs under license. The intellectual and other property rights to the RAFI Fundamental High Liquidity Indexes are owned by or licensed to RAFI. The Fundamental Index ETFs are not sponsored, endorsed, sold or promoted by RAFI or its affiliates, its agents or service providers (including any calculation agent for the RAFI Fundamental High Liquidity Indexes and any data providers, collectively, “RAFI and its agents”).

The content contained in each RAFI Fundamental High Liquidity Index is presented for information purposes only and does not contain or constitute financial or investment advice in any form. The inclusion of a security or other financial instrument in a RAFI Fundamental High Liquidity Index should not be taken as a recommendation to buy, sell or hold such security or financial instrument. RAFI and its agents make no representations or warranties regarding the advisability of investing in the Fundamental Index ETFs or the ability of a RAFI Fundamental High Liquidity Index to provide any particular market performance. RAFI is not acting as an investment adviser to any investor and has no fiduciary duties to investors in connection with any RAFI Fundamental High Liquidity Index or the Fundamental Index ETFs. RAFI and its agents are not responsible for and have not participated in the development, marketing, issuance or management of the Fundamental Index ETFs and will not have any obligation or liability to the shareholders of the Fundamental Index ETFs. RAFI reserves the right, at any time and without notice, to alter, amend, terminate or in any way change each RAFI Fundamental High Liquidity Index’s methodology.

RAFI and its agents obtain information from sources they consider reliable but do not guarantee the accuracy, timeliness and/or completeness of any RAFI Fundamental High Liquidity Index or any data included therein (the “RAFI Data”). The RAFI Data is provided “as is” and on an “as available” basis without representation or warranty of any kind, express or implied, that the RAFI Data will be uninterrupted or error-free. RAFI and its agents disclaim all warranties and representations, including any warranties of merchantability, fitness for a particular purpose or use, title or noninfringement, with respect to the RAFI Data. In no event will RAFI and its agents be liable for any damages, including direct, indirect, special, punitive and consequential damages (including lost profits), even if notified of the possibility of such damages. Any decision to purchase or invest in a Fundamental Index ETF is at the risk of each investor.

Investment Strategies, Securities, and Risks

The following investment strategies, risks, and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, except with respect to limitations on borrowing and futures and option contracts, any subsequent change in values, net assets, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.

From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. For example, a fund may invest in certain types of securities to the extent its index does even if the types of securities have not been identified as part of the fund’s investment strategy. To the extent an investment becomes part of a fund’s investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs, or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.

Borrowing — A fund may borrow money from banks or through the Schwab Funds interfund borrowing and lending facility (as described below) for any purpose in an amount up to ⅓ of the fund’s total assets (not including temporary borrowings). A fund may also borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A borrowing is presumed to be for temporary or emergency purposes if it is (a) not in excess of 5% of a fund’s total assets; (b) repaid by a fund within 60 days; and (c) not extended or renewed. Provisions of the Investment Company Act of 1940, as amended (the 1940 Act), require a fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for temporary or emergency borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a fund may be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of a fund’s shares and in its portfolio yield. A fund is required to comply with the asset coverage requirements of the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

A fund may also establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. A fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. A fund will pay a fee to the bank for using the lines.

Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (Internal Revenue Code). BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.

BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).

Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. As part of each fund’s principal investment strategy, each fund will concentrate its investments in a particular industry or group of industries only to approximately the same extent that its index concentrates in the securities of such particular industry or group of industries.

Cyber Security Risk — As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the funds are potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving a fund’s third-party service providers (e.g., the funds’ custodian and transfer agent), trading counterparties or issuers in which a fund invests can also subject a fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures or breaches may result in financial losses to a fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which a fund invests could adversely impact such counterparties or issuers and cause a fund’s investment to lose value.

Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the funds do not directly control the cybersecurity systems of issuers in which a fund may invest, trading counterparties or third-party service providers to the funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the funds will not suffer losses relating to cyber attacks on the funds, their service providers, trading counterparties or the issuers in which a fund invests.

Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is known as prepayment risk and is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, a fund would have to reinvest that money at the lower prevailing interest rate, which may reduce the returns of a fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.

A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.

Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.

A fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.

Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.

A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The initial margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.

While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

Derivatives Regulatory Matters — In October 2020, the U.S. Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to a fund’s use of such transactions. The rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. In addition, under the rule, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed- Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on a fund. The investment adviser seeks to manage the funds in a manner consistent with achieving the funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the funds’ investment adviser, with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If a fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.

Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company with limited redeemability. Each fund is a diversified exchange-traded fund. Diversification does not eliminate the risk of market loss.

Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.

A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.

In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.

Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of a fund to implement its investment strategy.

Certain funds may invest a portion of their assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.

Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law nor have they been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. As a result, investors face the risk that future actions by the Chinese government, at any time and without advance notice, could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities or otherwise determine that the contractual arrangements as part of the VIE structure are unenforceable or contravene applicable law or regulations. If the Chinese government takes these or similar actions affecting VIE structures, the market value of a fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund (i.e., such investments could become worthless) with no recourse available.

In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the transaction costs of a fund if the fund is required to seek other markets in which to transact in those securities.

Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a fund invests.

The Chinese government has historically exercised substantial control over the Chinese economy and China-based operating companies, such as through administrative regulation, state ownership and/or other forms of involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of certain China-based operating companies. In addition, the Chinese government has actively intervened in Chinese companies’ operations and structures and taken (and may continue to take) actions that impact such companies’ structures and operations. Also, such governmental action may include ownership or control directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) and, thus, a fund’s investments in Chinese companies are subject to increased risks of political changes, social instability and/or regulatory developments. In general, investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances.

There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.

Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on real estate investment trusts (REITs), see the section titled “Real Estate Investment Trusts”, for more information on depositary receipts, see the section titled “Depositary Receipts,” and for more information on business development companies, see the section titled “Business Development Companies”).

Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.

Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering (IPO) — A fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.

Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Foreign Currency Transactions — A fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

A fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments,” above, also will apply.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of a fund and a fund might be expected to enter into such contracts under the following circumstances:

Lock In — When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge — If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.

Direct Hedge — If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

Proxy Hedge — The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging — When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s NAV per share.

Tax Consequences of Hedging — Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.

Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign Securities — Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund. Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.

As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.

Illiquid Securities or Investments means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.

Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund seeks to invest so that its portfolio performs similarly to that of its index. Correlation for each fund is calculated using daily returns, according to a mathematical formula which measures correlation between a fund’s portfolio and index returns. Each fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices.

There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Inflation/Deflation Risk — The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.

Interfund Borrowing and Lending — A fund may borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds,” including funds not discussed in this SAI or in the corresponding prospectus. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. These conditions include, for example, that a fund’s participation in the credit facility must be consistent with its investment policies and limitations and organizational documents; no fund may lend to another fund through the interfund lending facility if the loan would cause the aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the loan; and that a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. With respect to the funds discussed in this SAI, a fund lending to another fund may forego gains which could have been made had those assets been invested in securities of its applicable underlying index. The interfund lending facility is subject to the oversight and periodic review of the Board.

Market Disruptions Risk — The funds are subject to investment and operational risks associated with financial, economic, and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, tariffs, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics), and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.

A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

A decrease in the share price of issuers in the same or related industries or sectors that comprise a large portion of the overall market or major market indices could disproportionately impact financial markets, even if other industries or sectors are performing well otherwise. To the extent such issuers are financially interconnected or their securities behave similarly, events affecting one issuer or their industry or sector could have an outsized effect.

War, terrorism, military interventions, cyberattacks or other forms of unconventional warfare, and related responses and events could cause substantial market volatility, disrupt fund operations, and adversely affect fund performance. These conflicts can lead to related events such as nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or adverse diplomatic developments, including the imposition of sanctions, tariffs, trade restrictions, or other similar measures. The extent, duration and impact of such events are impossible to predict, but could be significant and have severe adverse effects on regional or global economies, specific sectors and the markets for certain securities, commodities, currencies and goods. Such events and their consequences may result in restricted access or elimination of access to certain markets, investments, service providers or counterparties, and may cause increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and heightened operational risk. These events and other similar events could negatively affect a fund’s performance.

U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, increased unemployment or market volatility, any of which could have a negative impact on a fund’s performance. Recently the United States has increased tariffs or threatened to increase tariffs on imports from certain countries and on certain imported goods. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to a fund.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments – large-cap stocks, for instance – a fund’s mid-cap holdings could reduce performance.

Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of a fund that invests in mid-cap stocks may change sharply during the short term and long term.

Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.

Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.

Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.

Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

Non-Publicly Traded Securities and Private Placements — A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

Operational Risk — Each fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. Each fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.

Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as tender option bonds, commercial paper, and other promissory notes, may be issued under Section 4(a)(2) of the 1933 Act and may be sold only to qualified institutional buyers, such as a fund, pursuant to Rule 144A under the 1933 Act. Securities purchased through a private placement offering are also restricted securities. These securities may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid or if buyers in that market become unwilling to purchase the securities.

Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. When a fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.

To the extent a fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.

Securities of Other Investment Companies — Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the section titled “Business Development Companies” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the section titled “Exchange-Traded Funds” for more information).

To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investment companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing sampling techniques), a fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (“acquired fund”), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.

The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to each fund’s investment policies and restrictions and the conditions of the Rule.

Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.

Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.

Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

Stock Substitution Strategy is a strategy, whereby the fund may, in certain circumstances, substitute a similar stock for a security in its index. For example, a stock issued by a foreign corporation and included in a fund’s index may not be available for purchase by the fund because the fund does not reside in the foreign country in which the stock was issued. However, the foreign corporation may have issued a series of stock that is sold only to foreign investors such as a fund. In these cases, a fund may buy that issue as a substitute for the security included in its index. Each fund may invest up to 10% (20% in the case of Schwab Fundamental Emerging Markets Equity ETF) of its assets in stocks that are designed to substitute for securities in its index.

Third-party Tokenization — Certain unaffiliated third-parties may offer digital assets or “tokens” that seek to represent the economic value of, or rights with respect to, shares of the fund. If a third-party offers a token that is said to be “backed” by shares of the fund or that purports to offer economic exposure to the shares of the fund, investors should be aware that such a token is not, in fact, a share of the fund, and, depending upon the nature of the token, may not represent any ownership interest in or contractual obligation against the fund, and may not confer on the holder thereof any rights as a shareholder of the fund.

The rights of a holder of any token that is said to be backed by shares of the fund or that purports to offer economic exposure to the shares of the fund may be materially different from the rights of a holder of shares of the fund, including economic, voting and other governance rights. In addition, any holder of such a token may be exposed to risks that are distinct from the risks of investing in the fund, including risks relating to the third-party offering the token or the token itself, such as the third party offeror’s bankruptcy, cybersecurity risks relating to the token, or fraud, regulatory or tax risks relating to the third party offer or the token or both.

Neither the fund nor the investment adviser has any association with the creation, offering, trading or operation of such tokens and does not make any recommendations regarding an investment in such tokens. The holder of any token that is said to be backed by shares of the fund or that purports to offer economic exposure to the shares of the fund must look solely to the relevant third-party for an understanding of the nature of such token, any limitations on the transferability of such tokens, any risks relating to the token and/or the third-party offeror as well as for the enforcement of any rights that such holder may have in relation to such tokens. The fund and the investment adviser have no liability or other obligation in respect of any such tokens or to any holder thereof.

U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of

Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.

The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.

A default by the U.S. government on a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, and in May 2025, two other major rating agencies downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

In accordance with recommendations made by the Treasury Market Practices Group, to the extent a fund enters into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae, Freddie Mac and the FHLB, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac and the Government National Mortgage Association (Ginnie Mae), the fund may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain trade settlement charges.

Investment Limitations and Restrictions

The investment limitations below may be changed only by vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each fund may not:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each fund will concentrate to approximately the same extent that its benchmark index concentrates in the securities of such particular industry or group of industries.

(3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities issued by others, or pledge, mortgage or hypothecate any of its assets, except as permitted or not prohibited by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following are non-fundamental investment policies and restrictions, and may be changed by the Board.

Each fund may not:

(1) Sell securities short except as in accordance with current SEC rules and interpretations.

(2) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that each fund (i) may borrow money from banks or through an interfund lending facility, if any, and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 ⅓% of its total assets, including the amount borrowed (but not including temporary or emergency borrowings not exceeding 5% of the fund’s total assets); and (ii) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

(4) Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may concentrate its investments to approximately the same extent that the index the fund is designed to track concentrates in the securities of a particular industry or group of industries).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase securities of companies that deal in precious metals or interests therein; and (iii) purchase, sell and enter into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing – The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of a fund’s investment restriction.

Concentration – The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Diversification – Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending – Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate – The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.

Senior Securities – Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.

Underwriting – Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.

Continuous Offering

The funds offer and issue shares at their NAV per share only in aggregations of a specified number of shares (Creation Units). The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with a fund’s transfer agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management of the Funds

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.

Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management. A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management.

As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of June 26, 2026, included 112 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.

Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 425 Market Street, Suite 1700, San Francisco, CA 94105.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	112	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	112	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	112	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	112	Director (2004-present), Corcept Therapeutics Incorporated Director (2009-2021), Adamas Pharmaceuticals, Inc.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	112	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	112	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	112	None

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	112	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)

Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.

		112	Director (2025-present), The Charles Schwab Corporation

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS

Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.

Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013-2017 and since 2023)

Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)

Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)

Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)

Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)

Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Managing Director (Aug. 2025 - present), Charles Schwab Bank, SSB; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)  Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

(2)  Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)  The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure

The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and

Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.

Board Oversight of Risk Management

Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.

The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.

Individual Trustee Qualifications

The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.

The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.

The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.

The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.

The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.

The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.

The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.

The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.

The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.

Trustee Committees

The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:

• The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.

• The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.

• The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.

Trustee Compensation

The following table provides trustee compensation for the fiscal year ended February 28, 2026, earned with respect to the funds in this SAI and the Fund Complex. Trustee compensation for the funds is paid by Schwab Asset Management.

Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar	None	N/A	None
Richard A. Wurster	None	N/A	None

Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
	INDEPENDENT TRUSTEES
Michael J. Beer	$16,732	N/A	$367,500
Robert W. Burns	$16,732	N/A	$367,500

Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
	INDEPENDENT TRUSTEES
Nancy F. Heller	$16,732	N/A	$367,500
David L. Mahoney	$18,325	N/A	$402,500
Jane P. Moncreiff	$17,870	N/A	$392,500
Kimberly S. Patmore	$17,870	N/A	$392,500
J. Derek Penn	$16,732	N/A	$367,500

Securities Beneficially Owned by Each Trustee

The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2025.

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	$50,001-$100,000
	Schwab Fundamental U.S. Small Company ETF	Over $100,000
	Schwab Fundamental International Equity ETF	$10,001-$50,000
	Schwab Fundamental International Small Equity ETF	Over $100,000
	Schwab Fundamental Emerging Markets Equity ETF	$50,001-$100,000
Richard A. Wurster			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	$1-$10,000
	Schwab Fundamental U.S. Small Company ETF	$1-$10,000
	Schwab Fundamental International Equity ETF	$1-$10,000
	Schwab Fundamental International Small Equity ETF	$1-$10,000
	Schwab Fundamental Emerging Markets Equity ETF	$1-$10,000

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Michael J. Beer			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
Robert W. Burns			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	Over $100,000
	Schwab Fundamental U.S. Small Company ETF	Over $100,000
	Schwab Fundamental International Equity ETF	Over $100,000

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
	Schwab Fundamental International Small Equity ETF	$10,001-$50,000
	Schwab Fundamental Emerging Markets Equity ETF	Over $100,000
Nancy F. Heller			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	$10,001-$50,000
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	$10,001-$50,000
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	$1-$10,000
David L. Mahoney			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
Jane P. Moncreiff			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	$50,001-$100,000
	Schwab Fundamental U.S. Small Company ETF	Over $100,000
	Schwab Fundamental International Equity ETF	Over $100,000
	Schwab Fundamental International Small Equity ETF	$50,001-$100,000
	Schwab Fundamental Emerging Markets Equity ETF	$50,001-$100,000
Kimberly S. Patmore			Over $100,000
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	Over $100,000
	Schwab Fundamental U.S. Small Company ETF	None
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
J. Derek Penn			None
	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None

As of December 31, 2025, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any sub-adviser or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-adviser or the distributor of the funds.

Code of Ethics

The funds, the investment adviser, and the distributor have adopted Codes of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Codes of Ethics permit the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of the distributor to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

Control Persons and Principal Holders of Securities

As of May 29, 2026, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of May 29, 2026, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding voting securities of a fund were as follows (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):

Fund	Name and Address	Percentage of Ownership
Schwab Fundamental U.S. Broad Market ETF	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	79.49%
	National Financial Services LLC 1000 Plaza 5, 10th Floor Jersey City, NJ 07311	8.79%
Schwab Fundamental U.S. Large Company ETF	Charles Schwab & Co., Inc.	80.23%
	National Financial Services LLC	7.78%
Schwab Fundamental U.S. Small Company ETF	Charles Schwab & Co., Inc.	90.15%
Schwab Fundamental International Equity ETF	Charles Schwab & Co., Inc.	72.73%
	National Financial Services LLC	8.12%
Schwab Fundamental International Small Equity ETF	Charles Schwab & Co., Inc.	86.31%
	National Financial Services LLC	5.05%
Schwab Fundamental Emerging Markets Equity ETF	Charles Schwab & Co., Inc.	78.22%
	National Financial Services LLC	10.38%

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Investment Advisory and Other Services

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 425 Market Street, Suite 1700, San Francisco, CA 94105, serves as the funds’ investment adviser pursuant to an Amended and Restated Advisory Agreement (Advisory Agreement) between it and the Trust. Charles R. Schwab is the founder, Chairman, and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management.

Advisory Agreement

The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.

Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

As described below, Schwab Asset Management is entitled to receive a fee from each fund, payable monthly, for its advisory and administrative services to each fund. As compensation for these services, Schwab Asset Management receives a management fee from each fund, expressed as a percentage of each fund’s average daily net assets.

Fund	Fee
Schwab Fundamental U.S. Broad Market ETF	0.25%
Schwab Fundamental U.S. Large Company ETF	0.25%
Schwab Fundamental U.S. Small Company ETF	0.25%
Schwab Fundamental International Equity ETF	0.25%
Schwab Fundamental International Small Equity ETF	0.39%
Schwab Fundamental Emerging Markets Equity ETF	0.39%

The following table shows the net investment advisory fees paid by each fund for the past three fiscal years.

Fund	2026	2025	2024
Schwab Fundamental U.S. Broad Market ETF	$2,433,623	$2,048,304	$1,371,738
Schwab Fundamental U.S. Large Company ETF	$49,612,661	$41,277,998	$29,590,435
Schwab Fundamental U.S. Small Company ETF	$21,849,389	$22,134,967	$16,715,314
Schwab Fundamental International Equity ETF	$43,565,942	$33,631,200	$26,617,863
Schwab Fundamental International Small Equity ETF	$11,767,393	$12,715,310	$11,592,679
Schwab Fundamental Emerging Markets Equity ETF	$29,196,001	$23,968,881	$19,501,955

Pursuant to the Advisory Agreement, Schwab Asset Management pays the operating expenses of each fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding taxes, brokerage expenses and extraordinary or non-routine expenses.

Distributor

SEI Investments Distribution Co. (the Distributor), 1 Freedom Valley Drive, Oaks, PA 19456, is the principal underwriter and distributor of shares of the funds. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the funds (the Distribution Agreement). The Distributor continually distributes shares of the funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter in accordance with the 1940 Act. Shares are continuously offered for sale by the funds through the Distributor only in Creation Units, as described in the funds’ prospectus. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the 1934 Act) and a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Trust, Schwab Asset Management, or any stock exchange.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.

These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.

Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.

As of June 26, 2026, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, and Schwab Retirement Plan Services, Inc. will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

Schwab Asset Management also makes payments to Charles Schwab & Co., Inc. (Schwab) for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.

Transfer Agent

State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

The transfer agent is also responsible for the order-taking function for the funds’ shares.

Custodian and Fund Accountant

State Street, One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

Independent Registered Public Accounting Firm

The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Securities Lending Activities

The funds’ securities lending agent is Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending). The securities lending agent provides services to the funds which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.

The table(s) below summarizes key information regarding the funds’ securities lending activities to the extent each fund engaged in securities lending during the most recent fiscal year.

	Schwab Fundamental U.S. Broad Market ETF	Schwab Fundamental U.S. Large Company ETF	Schwab Fundamental U.S. Small Company ETF
Gross income from securities lending activities	$70,789	$1,146,654	$2,227,796
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,637	$21,411	$83,601
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$1,758	$29,671	$47,614
Administrative fees not included in revenue split	—	—	—
Indemnification fees not included in revenue split	—	—	—
Rebates (paid to borrower)	44,681	$805,846	$889,139
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation paid for securities lending activities	$48,076	$856,928	$1,020,354
Net income from securities lending activities(1)	$22,713	$289,726	$1,207,442

	Schwab Fundamental International Equity ETF	Schwab Fundamental International Small Equity ETF	Schwab Fundamental Emerging Markets Equity ETF
Gross income from securities lending activities	$7,428,416	$3,284,740	$3,738,084
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$288,418	$106,620	$204,277
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$153,473	$74,169	$51,831
Administrative fees not included in revenue split	—	—	—
Indemnification fees not included in revenue split	—	—	—
Rebates (paid to borrower)	$3,215,022	$1,670,110	$736,717
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation paid for securities lending activities	$3,656,913	$1,850,899	$992,825
Net income from securities lending activities(1)	$3,771,503	$1,433,841	$2,745,259

(1) “Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

Portfolio Managers

Other Accounts – In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of February 28, 2026.

	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Bliss	29	$628,592,085,548	0	$0	34,609	$16,509,978,344
Jeremy Brown	19	$523,306,382,915	0	$0	0	$0
Joselle Duncan	10	$105,285,702,633	0	$0	0	$0
Mariela Jobson	11	$106,568,130,785	0	$0	0	$0
Ferian Juwono	19	$523,306,382,915	0	$0	0	$0
David Rios	11	$106,568,130,785	0	$0	0	$0
Agnes Zau	19	$523,306,382,915	0	$0	0	$0

Conflicts of Interest — A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include separate accounts and other mutual funds and ETFs advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades — A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of a fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.

Investment Opportunities — A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the funds. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.

Compensation — During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:

There are two independent funding components for the Plan:

• a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)

• a portion based on corporate results

Investment Fund Performance

At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.

Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.

Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.

Corporate Performance

The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.

Allocation of Discretionary Bonus

At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.

Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:

• Fund performance relative to performance measure

• Risk management and mitigation

• Individual performance against key objectives

• Contribution to overall group results

• Functioning as an active contributor to the firm’s success

• Team work

• Collaboration between Analysts and Portfolio Managers

• Regulatory/Compliance management

The Portfolio Managers’ compensation is neither based on the value of the assets held in a fund’s portfolio or any Other Managed Account, nor flows into a fund’s portfolio or any Other Managed Account.

Ownership of Fund Shares – The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of February 28, 2026. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Christopher Bliss	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None
	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
Jeremy Brown	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None
Joselle Duncan	Schwab Fundamental International Equity ETF	$10,001-$50,000
	Schwab Fundamental International Small Equity ETF	$1-$10,000
	Schwab Fundamental Emerging Markets Equity ETF	$1-$10,000
Mariela Jobson	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
Ferian Juwono	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	$1-$10,000
	Schwab Fundamental U.S. Small Company ETF	$1-$10,000
David Rios	Schwab Fundamental International Equity ETF	None
	Schwab Fundamental International Small Equity ETF	None
	Schwab Fundamental Emerging Markets Equity ETF	None
Agnes Zau	Schwab Fundamental U.S. Broad Market ETF	None
	Schwab Fundamental U.S. Large Company ETF	None
	Schwab Fundamental U.S. Small Company ETF	None

Brokerage Allocation and Other Practices

Portfolio Turnover

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded. Securities received or delivered in the processing of in-kind creation or redemption baskets are excluded from the calculation.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The portfolio turnover rate for each fund for the past two fiscal years is as follows.

Fund	2026	2025
Schwab Fundamental U.S. Broad Market ETF	12%	11%
Schwab Fundamental U.S. Large Company ETF	12%	10%
Schwab Fundamental U.S. Small Company ETF	26%	26%
Schwab Fundamental International Equity ETF	11%	12%
Schwab Fundamental International Small Equity ETF	29%	33%
Schwab Fundamental Emerging Markets Equity ETF	16%	20%

Portfolio Transactions

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase new issues of securities in a fixed price offering for the funds. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

Brokerage Commissions

For the last three fiscal years, the funds paid the following brokerage commissions.

Fund	2026		2025		2024
Schwab Fundamental U.S. Broad Market ETF	$27,542	(1)	$20,783		$16,045
Schwab Fundamental U.S. Large Company ETF	$395,062	(1)	$273,304		$239,766
Schwab Fundamental U.S. Small Company ETF	$1,332,682		$1,215,348		$959,204
Schwab Fundamental International Equity ETF	$1,057,402	(1)	$691,614		$601,742
Schwab Fundamental International Small Equity ETF	$389,716		$401,122	(2)	$278,418
Schwab Fundamental Emerging Markets Equity ETF	$1,508,540		$1,336,834		$1,071,384

(1) The fund experienced increased brokerage commissions due to the increase in securities transactions from investment activities, driven by transactions in fund shares, index rebalances/annual reconstitution and corporate actions.

(2) The fund experienced increased brokerage commissions as a result of higher securities transactions from investment activities, which has increased the amount of fund transactions in index rebalances/annual reconstitution.

Regular Broker-Dealers

During the fiscal year, certain of the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of February 28, 2026.

Fund	Regular Broker-Dealer	Value of Holdings(1)
Schwab Fundamental U.S. Broad Market ETF	J.P. Morgan Securities LLC	$15,710,495
	Citigroup Global Markets, Inc.	$9,110,509
	Morgan Stanley & Co. LLC	$4,147,598
	Charles Schwab & Co., Inc.	$1,440,471
Schwab Fundamental U.S. Large Company ETF	J.P. Morgan Securities LLC	$355,620,065
	Citigroup Global Markets, Inc.	$206,187,197
	Charles Schwab & Co., Inc.	$32,648,364
Schwab Fundamental U.S. Small Company ETF	None	N/A
Schwab Fundamental International Equity ETF	HSBC Securities (USA) Inc.	$233,090,630
	BNP Paribas Securities Corp.	$113,391,359
	Barclays Capital Inc.	$78,855,623
	UBS Securities LLC	$49,638,497
Schwab Fundamental International Small Equity ETF	None	N/A
Schwab Fundamental Emerging Markets Equity ETF	None	N/A

(1) Includes securities issued by regular broker-dealer’s parent and affiliates, if any.

Proxy Voting

The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab ETFs’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.

The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).

The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, sub-adviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, sub-adviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s sub-adviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.

Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers including, without limitation, the investment adviser, sub-advisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any sub-adviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.

The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.

Specifically for the Schwab ETFs (other than the Schwab Ariel Opportunities ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.

The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement.

Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.

On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.

Description of the Trust

Each fund is a series of Schwab Strategic Trust, an open-end investment management company organized as a Delaware statutory trust on January 27, 2009.

On June 21, 2024, Schwab Fundamental U.S. Broad Market ETF changed its name from Schwab Fundamental U.S. Broad Market Index ETF; Schwab Fundamental U.S. Large Company ETF changed its name from Schwab Fundamental U.S. Large Company Index ETF; Schwab Fundamental U.S. Small Company ETF changed its name from Schwab Fundamental U.S. Small Company Index ETF; Schwab Fundamental International Equity ETF changed its name from Schwab Fundamental International Large Company Index ETF; Schwab Fundamental International Small Equity ETF changed its name from Schwab Fundamental International Small Company Index ETF; and Schwab Fundamental Emerging Markets Equity ETF changed its name from Schwab Fundamental Emerging Markets Large Company Index ETF.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the trustees.

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided on the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

The Trust may, without shareholder vote, restate, amend or otherwise supplement the Declaration of Trust. Shareholders shall have the right to vote on any amendment that could affect their right to vote, any amendment to the Amendments section, any amendment for which shareholder vote may be required by applicable law or by the Trust’s registration statement filed with the SEC, and on any amendment submitted to them by the trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 1 Freedom Valley Drive, Oaks, PA 19456. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

Purchase, Redemption, and Pricing of Shares

Creation and Redemption of Creation Units

The funds are open each day that the New York Stock Exchange (NYSE) is open (Business Days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Only orders that are received and deemed acceptable by the transfer agent no later than the time specified by the Trust will be executed that day at a fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase and redemption orders must be received by the transfer agent that day to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a Business Day and accept purchase and redemption orders and calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day.

Creation — The Trust issues and sells shares of the funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, for an order received and deemed acceptable by the transfer agent.

Fund Deposit — The consideration for purchase of Creation Units of the funds may consist of (i) the in-kind deposit of a designated portfolio of securities (the Deposit Securities), and (ii) an amount of cash denominated in U.S. Dollars (the Cash Component) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund.

The funds may accept a basket of money market instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket. The funds may permit or require the consideration for Creation Units to consist solely of cash or non-U.S. currency. The funds may permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. For example, the Trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities), the creator will receive the Cash Component.

Computation of the Cash Component excludes any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

The identity and amount of Deposit Securities and Cash Component for a fund changes as the composition of the fund’s portfolio changes and as rebalancing adjustments and corporate action events are reflected from time to time by Schwab Asset Management with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a fund’s index. The funds also reserve the right to include or remove Deposit Securities from the basket in contemplation of index rebalancing changes.

A fund or its agent, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca, Inc. Exchange (currently 9:30 a.m., Eastern Time), the current Fund Deposit for the fund. Such Deposit Securities are applicable, subject to any adjustments, in order to effect creations of Creation Units of a fund until such time as the next-announced composition of the Deposit Securities is made available.

Procedures for Creation of Creation Units — To be eligible to place orders with the transfer agent and to create a Creation Unit of a fund, an entity must be a Depository Trust Company (DTC) participant, such as a broker-dealer, bank, trust company, clearing corporation or certain other organization, some of whom (and/or their representatives) own DTC (each a DTC Participant). DTC acts as securities depositary for the shares. The DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (Participant Agreement). A DTC Participant that has executed a Participant Agreement is referred to as an Authorized Participant.

Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a fund, however created, will be entered on the records of DTC in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

All orders to create shares must be placed for one or more Creation Units. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.

On days when the NYSE or U.S. bond markets close earlier than normal, a fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

If a fund does not receive both the required Deposit Securities and the Cash Component by the specified time on the settlement date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the transfer agent, such canceled or revoked order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a fund. The delivery of Creation Units so created generally will occur no later than the settlement date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed since, in addition to available Deposit Securities, U.S. cash (or an equivalent amount of non-U.S. currency) must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 115%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the Additional Cash Deposit) with a fund pending delivery of any missing Deposit Securities. The Authorized Participant must deposit with the custodian the appropriate amount of federal funds by 10:00 a.m. New York time (or such other time as specified by the Trust) on the settlement date. If a fund does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of U.S. cash (or an equivalent amount of non-U.S. currency) shall be required to be deposited with a fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115%, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to-market payment is not made within one Business Day following notification by a fund that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by a fund or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.

Acceptance of Orders for Creation Units — The Trust reserves the right to reject or revoke acceptance of an individual creation order transmitted to it by the transfer agent in respect of a fund if, including, but not limited to, the following conditions are present: (i) the order does not conform to the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by a fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or Schwab Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent, the Distributor or Schwab Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include natural disaster, war, revolution; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Schwab Asset Management, the transfer agent, the Distributor, DTC, NSCC, custodian (or sub-custodian) or any other participant in the creation process, and similar extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, custodian (or subcustodian), transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

Creation/Redemption Transaction Fee — The funds may impose a transaction fee on investors purchasing or redeeming Creation Units. The transaction fee will be limited to amounts that have been determined by Schwab Asset Management to be appropriate. The purpose of the transaction fee is to protect the existing shareholders of the funds from the dilutive costs associated with the purchase and redemption of

Creation Units. Where the funds permit cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed an additional variable transaction fee (which may, in certain instances, be based on a good faith estimate of transaction costs) to offset the transaction cost to the funds of buying (or selling) those particular Deposit Securities. Transaction fees may differ for the funds, depending on the transaction expenses related to the funds’ portfolio securities. Every purchaser of a Creation Unit will receive a prospectus that contains disclosure about the transaction fee, including the maximum amount of the additional variable transaction fee charged by each fund. In certain circumstances, the cost of any standard transaction fees and/or variable transaction fees may be waived by a fund when doing so is believed to be in the best interests of the fund. From time to time, the investment adviser may cover the cost of any transaction fees.

The following table shows, as of May 29, 2026, the approximate value of one Creation Unit of the funds and sets forth the standard and additional creation/redemption transaction fee for the funds.

	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee(1)	Maximum Additional Redemption Transaction Fee(1)
Schwab Fundamental U.S. Broad Market ETF	$1,511,575	$1,000	3.0%	2.0%
Schwab Fundamental U.S. Large Company ETF	$1,549,015	$500	3.0%	2.0%
Schwab Fundamental U.S. Small Company ETF	$1,805,405	$500	3.0%	2.0%
Schwab Fundamental International Equity ETF	$5,448,960	$10,000	3.0%	2.0%
Schwab Fundamental International Small Equity ETF	$5,055,960	$10,000	3.0%	2.0%
Schwab Fundamental Emerging Markets Equity ETF	$4,123,170	$2,000	3.0%	2.0%

(1) As a percentage of total amount invested or redeemed.

Placement of Redemption Orders — The process to redeem Creation Units works much like the process to purchase Creation Units, but in reverse. Orders to redeem Creation Units of the funds must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the funds specified in such order, which delivery must be made to the Distributor no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed.

Fund securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the basket of fund securities generally applicable to redemption requests. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request but is unable to transfer all or part of the Creation Units to be redeemed to a fund, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115%, which Schwab Asset Management may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars (or, at the discretion of the Trust, non-U.S. currency in an equivalent amount) in immediately-available funds and shall be held by the custodian and marked-to-market daily. The fees of the custodian (and any sub-custodians) in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Trust, on behalf of the funds, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

If the requisite number of shares of a fund are not delivered on the Transmittal Date as described above, the fund may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the fund securities, the Trust may in its discretion exercise its option to redeem such shares in U.S. cash and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a fund next determined after the redemption request is received (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of fund securities).

Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering the fund securities under such laws.

The funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act or pursuant to Rule 6c-11 under the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the funds (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Large Shareholder Redemptions — Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders resulting from events affecting investor demand, to the extent such redemptions are not executed in the secondary market but rather directly with the fund through an Authorized Participant, may impact the fund’s liquidity and NAV. These redemptions if made in cash, rather than in-kind, may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs. To the extent a fund effects redemptions in cash, this activity could also accelerate the realization of capital gains. Large purchases of shares, if made in cash rather than in-kind, may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Pricing of Shares

Each business day, the funds calculate their share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.

To the extent a fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund.

The funds use approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: generally, securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the funds’ Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.

NOTE: Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from a fund in Creation Units. Fund shares that are purchased or sold on a national securities exchange will be effected at prevailing market prices, which may be higher (premium) or lower (discount) than NAV, and may be subject to brokerage commissions and charges.

Taxation

This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Federal Tax Information for the Funds

It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund’s transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of that fund and its shareholders.

A fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by a fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. A fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.

A fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. A fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the fund as a RIC and minimize the imposition of income and excise taxes.

If a fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the fund will be subject to one of the following special tax regimes: (i) the fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the fund as a dividend to its shareholders; (ii) if the fund was able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the fund; or (iii) the fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain.

Federal Income Tax Information for Shareholders

The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Distributions from net capital gain (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

At the beginning of every year, each fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. REITs in which the funds invest often do not provide complete and final tax information to the funds until after the time that the fund issues the tax reporting statement. As a result, a fund may at times find it necessary to reclassify the amount and character of its distributions after it issues your tax reporting statement. When such reclassification is necessary, a fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.

If a fund makes a distribution to a shareholder in excess of a fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.

For corporate investors in a fund, dividend distributions a fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.

A sale of shares in a fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a fund to pass through to non-corporate shareholders the character of income derived from MLP investments or for the funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.

Income that Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF or Schwab Fundamental Emerging Markets Equity ETF receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that Schwab Fundamental International Equity ETF, Schwab Fundamental International Small Equity ETF and Schwab Fundamental Emerging Markets Equity ETF will have more than 50% of the value of their total assets at the close of their taxable year invested in foreign securities, and that they will make this election.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Each fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Internal Revenue Code, the respective fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) a fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or (ii) its shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Backup Withholding – Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Disclosure for Non-U.S. Shareholders – Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding tax if a fund elects to report such dividends in written notice. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exception or reduction in withholding tax will apply to such excess inclusion income. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund.

The funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

A look-through rule will apply to distributions of so-called FIRPTA gain by a fund if the fund is classified as a “qualified investment entity,” which includes an entity taxable as a RIC if, in general, more than 50% of the RIC’s assets consist of interests in REITs and other U.S. real property holding corporations. If this condition is met, in the absence of certain exceptions (described below), distributions by the fund to a foreign shareholder, to the extent derived from gain from the disposition of a U.S. real property interest (USRPI), will be treated as FIRPTA gain subject to U.S. withholding tax (currently at the maximum corporate rate of 21%), and requiring that the foreign shareholder file nonresident U.S. income tax returns. Also, such gain will be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder.

Provided, however, that the class of fund shares held by a foreign shareholder is regularly traded on an established U.S. securities exchange and the foreign shareholder did not own more than 5% of that class of shares at any time during the one-year period ending on the date of the distribution, distributions made by the fund will not be treated as FIRPTA gain under the look-through rule; instead, capital gain distributions from USRPI gain in the hands of a foreign shareholder will be taxed as ordinary income and will generally be subject to withholding at a 30% rate (or lower treaty rate). If a fund is treated as a “qualified investment entity,” unless the fund is “domestically controlled,” meaning that less than 50% of the shares of the fund is held directly or indirectly by foreign shareholders for a five-year period ending on the date of the distribution, dispositions of fund shares by a foreign shareholder that does not satisfy the conditions of the 5% ownership exception described above generally will be treated as FIRPTA gain subject to withholding at a 15% rate, and requiring that foreign shareholders file nonresident U.S. income tax returns.

General State and Local Tax Information – Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under such applicable tax laws may differ from the federal income tax treatment. The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions – Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

APPENDIX – PROXY VOTING POLICY

The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Schwab Strategic Trust

PROXY VOTING POLICY AS OF MARCH 2026

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY AS OF MARCH 2026

I. INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.

II. PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and management of material risks that it believes protect and promote shareholder value.

Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential material environmental and social impacts that we believe are relevant to individual companies.

In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.

III. USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) and Institutional Shareholder Services Inc. (“ISS”).

The services provided by Glass Lewis include global issuer research and analysis, as well as a voting platform used to submit our votes, reporting and record keeping. CSIM has also retained ISS to provide research and analysis on certain topics and may retain additional experts in the proxy voting, corporate governance and other areas of material risk in the future.

IV. PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation, election of director and reincorporation proposals, and many shareholder proposals, including environmental, social, political and governance-related proposals, such as those requesting additional disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.

While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As

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such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.

A. DIRECTORS AND AUDITORS

i. Directors

As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.

Factors that may result in a vote against one or more directors:

• The board is not majority independent

• A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof

• Non-independent directors serve on the nominating, compensation or audit committees

• A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards

• A director approved executive compensation schemes that appear misaligned with shareholders’ interests

• A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns

• The company has not provided explicit disclosure of board oversight of material risks

ii. Contested Director Elections

A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.

iii. Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

• Audit-related fees are less than half of the total fees paid by the company to the audit firm

• A recent material restatement of annual financial statements

• A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness

B. BOARD MATTERS

i. Classified Boards

CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.

ii. Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

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iii. Proxy Access

CSIM typically supports proxy access proposals when the following criteria are met:

• Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years

• Number of nominees is no more than 20% of current board (rounded down to nearest whole number)

• Group size is capped at 20 shareholders

iv. Board Leadership Structure: Separation of Chair and CEO role / Independent Chair

CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of the Chair and CEO roles or mandating an independent Chair unless there are concerns regarding a board’s accountability or responsiveness to shareholders.

Factors that may result in supporting such proposals include:

• The board does not have a lead independent director or lacks a robust lead independent director

• The board is not two-thirds independent

• The company did not implement a shareholder proposal that was passed by shareholders

• The company nominated directors for election who did not receive a majority of shareholder support at the previous shareholder meeting

• The company had material financial statement restatements

• The company’s board adopted a Shareholder Rights Plan during the past year without submitting it to shareholders for approval

• Ongoing executive compensation concerns

• Ongoing financial underperformance

C. COMPENSATION

i. Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say- On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against a company’s Say-On-Pay proposal:

• There is a disconnect identified between executive pay and company performance

• Executive compensation is out of line with industry peers considering the company’s performance over time

• Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk

• Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes

• Compensation amounts are increased, or goals are lowered without providing a valid explanation

• Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts

ii. Equity Compensation Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

• Plan’s total potential dilution appears excessive

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• Plan’s burn rate appears excessive compared to industry peers

• Plan allows for the re-pricing of options without shareholder approval

• Plan has an evergreen feature

iii. Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv. Re-price/Exchange Option Plans

CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

v. Compensation-Related Shareholder Proposals

CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensation specific proposals.

D. ANTI-TAKEOVER

i. Shareholder Rights Plans

Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.

Factors that may result in a vote against a Shareholder Rights Plan proposal:

• Plan does not expire in a relatively short time horizon

• Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

• Plan automatically renews without shareholder approval

• Company’s corporate governance profile is problematic

ii. Right to Call Special Meeting

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii. Right to Act by Written Consent

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.

iv. Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

E. CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i. Increase in Authorized Common Shares

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CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii. Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii. Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F. ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).

CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.

CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.

i. Climate Change Proposals

CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.

ii. Corporate Political Activity Proposals

CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.

V. ADMINISTRATION

A. CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).

With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.

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Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

• maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,

• reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,

• defaulting to the standard CSIM Proxy Voting Policy.

In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.

Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

• ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.

B. FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

• proxy statements and ballots written in a foreign language,

• untimely and/or inadequate notice of shareholder meetings,

• restrictions of foreigner’s ability to exercise votes,

• requirements to vote proxies in person,

• requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share- blocking).

C. SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and it complies with all reporting requirements.

D. SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting

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policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.

E. REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.

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Statement of Additional Information |	June 26, 2026

Schwab® ETFs

Schwab® U.S. REIT ETF	SCHH

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund’s prospectus dated June 26, 2026 (as amended from time to time).

The fund’s audited financial statements and the report of the independent registered public accounting firm thereon from the fund’s Form N-CSR for the fiscal year ended February 28, 2026, are incorporated by reference into this SAI.

For a free copy of any of these documents, to request other information, or ask questions about the fund, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.

The fund is a series of Schwab Strategic Trust (the Trust). The fund is part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the fund (investment adviser).

REG59163-17

Investment Objective

The Schwab U.S. REIT ETF’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts classified as equities. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees (the Board) without shareholder approval. There is no guarantee the fund will achieve its investment objective.

Fund Investment Policies

The Schwab U.S. REIT ETF will, under normal circumstances, invest at least 90% of its net assets in securities included in the Dow Jones Equity All REIT Capped Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

Description of Index

The Schwab U.S. REIT ETF’s index, the Dow Jones Equity All REIT Capped Index, is a float-adjusted market capitalization weighted index that is subject to capping constraints at each quarterly rebalancing. The index generally includes all publicly traded equity real estate investment trusts (REITs) with a minimum float-adjusted market capitalization of $200 million and a three-month median daily value traded of at least $5 million. A security becomes ineligible if its float-adjusted market capitalization falls below $100 million for two consecutive quarters. The index excludes mortgage REITs, defined as REITs that lend money directly to real estate owners and/or operators or indirectly through the purchase of mortgages or mortgage-backed securities, and hybrid REITs, defined as REITs that participate both in equity and mortgage investing.

The index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by the index provider) to a maximum of 10% of the index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 4.5% of the weight of the index to a maximum of 22.5% of the weight of the index in the aggregate. In order to implement this capping methodology, the index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 22.5%. Between scheduled quarterly index reviews, the index is reviewed daily to assess whether the sum of all individual constituents with more than 5% of the weight of the index exceeds more than 25% of the weight of the index in the aggregate. When daily capping is necessary, the changes are announced after the close of the business day on which the daily weight caps are exceeded, with the reference date after the close of that same business day, and changes are effective after the close of the next trading day.

Index Provider and Disclaimers

S&P Dow Jones Indices LLC (S&P Dow Jones Indices) is a full service index provider that develops, maintains, and licenses indices for use as benchmarks and as the basis of investment products. Charles Schwab Investment Management, Inc., dba Schwab Asset Management (the investment adviser) has entered into a license agreement with S&P Dow Jones Indices to use the Index (as defined below). Fees payable under the license agreement are paid by the investment adviser. S&P Dow Jones Indices has no obligation to continue to provide the Index to Schwab Asset Management beyond the term of the license agreement.

“Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices, and the trademark and Index have been licensed for use by Schwab Asset Management. “Schwab U.S. REIT ETF” is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, Dow Jones, any of their third party licensors, or any of their respective affiliates (collectively, S&P Dow Jones Indices Entities). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities’ only relationship to Schwab Asset Management with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices Entities. The Index is determined, composed and calculated by S&P Dow Jones Indices Entities without regard to Schwab Asset Management or the fund. S&P Dow Jones Indices Entities have no obligation to take the needs of Schwab Asset Management or fund shareholders into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices and its subsidiaries are not investment advisors. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN

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COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SCHWAB ASSET MANAGEMENT, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES ENTITIES AND SCHWAB ASSET MANAGEMENT, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES ENTITIES.

NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value the current value of the portfolio of securities required to be deposited to the fund; the amount of any dividend equivalent payment or cash distribution to holders of shares of the fund; net asset value (NAV); or other information relating to the creation, redemption or trading of shares of the fund, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the fund or any underlying index or data included therein.

Investment Strategies, Securities, and Risks

The following investment strategies, risks, and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund’s acquisition of such security or asset unless otherwise noted. Thus, except with respect to limitations on borrowing and futures and option contracts, any subsequent change in values, net assets, or other circumstances does not require the fund to sell an investment if it could not then make the same investment.

From time to time the fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. For example, the fund may invest in certain types of securities to the extent its index does even if the types of securities have not been identified as part of the fund’s investment strategy. To the extent an investment becomes part of the fund’s investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, the fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs, or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.

Borrowing — The fund may borrow money from banks or through the Schwab Funds interfund borrowing and lending facility (as described below) for any purpose in an amount up to ⅓ of the fund’s total assets (not including temporary borrowings). The fund may also borrow for temporary or emergency purposes; for example, the fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A borrowing is presumed to be for temporary or emergency purposes if it is (a) not in excess of 5% of the fund’s total assets; (b) repaid by the fund within 60 days; and (c) not extended or renewed. Provisions of the Investment Company Act of 1940, as amended (the 1940 Act), require the fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for temporary or emergency borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of the fund’s shares and in its portfolio yield. The fund is required to comply with the asset coverage requirements of the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, the fund may be required to pledge additional collateral to avoid liquidation of those assets.

The fund may also establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. The fund will pay a fee to the bank for using the lines.

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Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. As part of the fund’s principal investment strategy, the fund will concentrate its investments in a particular industry or group of industries only to approximately the same extent that its index concentrates in the securities of such particular industry or group of industries. Due to the composition of the fund’s index, the fund will concentrate its investments in real estate companies, and companies related to the real estate industry.

Cyber Security Risk — As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the fund is potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause the fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect the fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding the fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting the fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving the fund’s third-party service providers (e.g., the fund’s custodian and transfer agent), trading counterparties or issuers in which the fund invests can also subject the fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures or breaches may result in financial losses to the fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which the fund invests could adversely impact such counterparties or issuers and cause the fund’s investment to lose value.

Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the fund does not directly control the cybersecurity systems of issuers in which the fund may invest, trading counterparties or third-party service providers to the fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the fund will not suffer losses relating to cyber attacks on the fund, their service providers, trading counterparties or the issuers in which the fund invests.

Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates.

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Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The fund may use derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund’s investment objective and permitted by the fund’s investment limitations, operating policies and applicable regulatory authorities.

The fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify the fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to the fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and the fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.

Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.

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The fund must maintain a small portion of its assets in cash to process certain shareholder transactions in and out of it and to pay its expenses. To help manage interest rate exposure or reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The initial margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.

While the fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent the fund also invests in futures to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. The fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund has acquired or expects to acquire.

Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

Derivatives Regulatory Matters — In October 2020, the U.S. Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the fund’s use of such transactions. The rule requires the fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when the fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the fund’s securities lending activities. In addition, under the rule, the fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). The fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be

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subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on the fund. The investment adviser seeks to manage the fund in a manner consistent with achieving the fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which the fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the investment adviser, with respect to the fund’s operation. Therefore, the fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If the fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If the fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.

Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company with limited redeemability. The fund is a diversified fund. When formed, the fund was subclassified as a “non-diversified” fund, as defined under the 1940 Act. However, due to the fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the fund will not operate in the future as “non-diversified” fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.

Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, interests in real estate investment trusts and business development companies. For more information on real estate investment trusts (REITs), see the section titled “Real Estate Investment Trusts”, for more information on depositary receipts, see the section titled “Depositary Receipts,” and for more information on business development companies, see the sub-section titled "Business Development Companies" under "Equity Securities".

Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.

Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

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Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.

Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (Internal Revenue Code). BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.

BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).

Initial Public Offering (IPO) — The fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Exchange-Traded Funds (ETFs) such as the fund, are investment companies that typically are registered under the 1940 Act as open-end funds (as is the fund’s case) or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors

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transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Foreign Securities — Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. The fund’s investments in foreign securities may include REITs domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as REITs generally available in foreign markets. Foreign securities in which the fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.

In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the fund’s liquidity and performance. Unilateral actions by a foreign government may also impact the fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit the fund’s ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund. Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned,

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gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.

During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.

As the fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.

Illiquid Securities or Investments means any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of the fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that the fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.

Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. The fund normally will invest primarily in the securities of its index. Moreover, the fund seeks to invest so that its portfolio performs similarly to that of its index. Correlation for the fund is calculated using daily returns, according to a mathematical formula which measures correlation between the fund’s portfolio and index returns. The fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the fund incurs operating and trading expenses unlike its index.

There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of its index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Inflation/Deflation Risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.

Interfund Borrowing and Lending — The fund may borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Fund,” including funds not discussed in this SAI or in the corresponding prospectus. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. These conditions include, for example, that the fund’s participation in the credit facility must be consistent with its investment policies and limitations and organizational documents; no fund may lend to another fund through the interfund lending facility if the loan would cause the aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the loan; and that the fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. With respect to the fund discussed in this SAI, the fund lending to another fund may forego gains which could have been made had those assets been invested in securities of its applicable underlying index. The interfund lending facility is subject to the oversight and periodic review of the Board.

Market Disruptions Risk — The fund is subject to investment and operational risks associated with financial, economic, and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, tariffs, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics), and natural/environmental disasters, which can all negatively impact the securities markets and cause the fund to lose value. These events can also impair the technology and other operational systems upon which the fund’s service providers, including Schwab Asset Management as the fund’s investment adviser, rely, and could otherwise disrupt the fund’s service providers’ ability to fulfill their obligations to the fund.

A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the fund invests. Efforts to contain the spread of infectious

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disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

A decrease in the share price of issuers in the same or related industries or sectors that comprise a large portion of the overall market or major market indices could disproportionately impact financial markets, even if other industries or sectors are performing well otherwise. To the extent such issuers are financially interconnected or their securities behave similarly, events affecting one issuer or their industry or sector could have an outsized effect.

War, terrorism, military interventions, cyberattacks or other forms of unconventional warfare, and related responses and events could cause substantial market volatility, disrupt fund operations, and adversely affect fund performance. These conflicts can lead to related events such as nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or adverse diplomatic developments, including the imposition of sanctions, tariffs, trade restrictions, or other similar measures. The extent, duration and impact of such events are impossible to predict, but could be significant and have severe adverse effects on regional or global economies, specific sectors and the markets for certain securities, commodities, currencies and goods. Such events and their consequences may result in restricted access or elimination of access to certain markets, investments, service providers or counterparties, and may cause increased volatility, currency fluctuations, liquidity constraints, counterparty default, valuation and settlement difficulties and heightened operational risk. These events and other similar events could negatively affect the fund’s performance.

U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the fund and issuers in which it invests. For example, if a bank in which the fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the fund and issuers in which it invests.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, increased unemployment or market volatility, any of which could have a negative impact on the fund’s performance. Recently the United States has increased tariffs or threatened to increase tariffs on imports from certain countries and on certain imported goods. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to the fund.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments – large-cap stocks, for instance – the fund’s mid-cap holdings could reduce performance.

Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources

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than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of the fund that invests in mid-cap stocks may change sharply during the short term and long term.

Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

The fund may keep a portion of its assets in cash for business operations. The fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. The fund may also invest in money market securities to the extent it is consistent with its investment objective.

Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.

Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.

Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The fund will not invest in fixed time deposits, that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

Non-Publicly Traded Securities and Private Placements — The fund may receive securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the fund may be required to bear the expenses of registration. Though the fund does not intend to purchase these securities, it may receive such securities as a result of another transaction, such as the spin-off of a company’s subsidiary to a separate entity

Operational Risk — The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate

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processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Real Estate Investments — The fund invests in securities of real estate companies and other companies related to the real estate industry. Real estate companies include U.S. and non-U.S. issuers that derive at least 50% of their revenues or profits from the ownership, construction, development, financing, management, servicing, sale or leasing of commercial, industrial or residential real estate or have 50% of their total assets in real estate. Companies related to the real estate industry include companies whose products and services pertain to the real estate industry. The fund may invest a significant portion of its assets in REITs, which are more fully discussed below under the heading “Real Estate Investment Trusts.”

Real Estate Operating Companies (REOCs) are corporations that engage in the ownership, development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT.

Although the fund does not invest directly in real estate, concentration in securities of companies that are principally engaged in the real estate industry exposes the fund to special risks associated with the direct ownership of real estate, and an investment in the fund will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; reduced demand for real estate-related services; changes in financing terms that may render the sale or refinancing of properties difficult or unattractive; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; increasing competition, including for real estate and related services and technology; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of the real estate investments.

Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases

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and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of the fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.

Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements the fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank. Repurchase agreements are the economic equivalents of loans.

Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as tender option bonds, commercial paper, and other promissory notes, may be issued under Section 4(a)(2) of the 1933 Act and may be sold only to qualified institutional buyers, such as the fund, pursuant to Rule 144A under the 1933 Act. Securities purchased through a private placement offering are also restricted securities. These securities may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid or if buyers in that market become unwilling to purchase the securities.

Securities Lending of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements. When the fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.

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To the extent the fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.

Securities of Other Investment Companies — Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the section titled “Exchange-Traded Funds” for more information).

To the extent the fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investments companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent the fund seeks to track the total return of its index by replicating the index (rather than employing sampling techniques), the fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the fund’s total assets will be invested in the securities of any one acquired investment company (“acquired fund”), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by the fund.

The limitations described above do not apply to investments in money market funds subject to certain conditions. The fund may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.

Rule 12d1-4 allows the fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to the fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by the fund.

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Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of the fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of the fund that invests in small-cap stocks may change sharply during the short term and long term.

Stock Substitution Strategy is a strategy, whereby the fund may, in certain circumstances, substitute a similar stock for a security in its index. For example, a stock issued by a REIT and included in the fund’s index may not be readily available for purchase by the fund. However, the REIT may have issued a different, but similar, class of shares or securities that are available for purchase. In these cases, the fund may buy that issue as a substitute for the security included in its index. The fund may invest up to 10% of its assets in stocks that are designed to substitute for securities in its index.

Third-party Tokenization — Certain unaffiliated third-parties may offer digital assets or “tokens” that seek to represent the economic value of, or rights with respect to, shares of the fund. If a third-party offers a token that is said to be “backed” by shares of the fund or that purports to offer economic exposure to the shares of the fund, investors should be aware that such a token is not, in fact, a share of the fund, and, depending upon the nature of the token, may not represent any ownership interest in or contractual obligation against the fund, and may not confer on the holder thereof any rights as a shareholder of the fund.

The rights of a holder of any token that is said to be backed by shares of the fund or that purports to offer economic exposure to the shares of the fund may be materially different from the rights of a holder of shares of the fund, including economic, voting and other governance rights. In addition, any holder of such a token may be exposed to risks that are distinct from the risks of investing in the fund, including risks relating to the third-party offering the token or the token itself, such as the third party offeror’s bankruptcy, cybersecurity risks relating to the token, or fraud, regulatory or tax risks relating to the third party offer or the token or both.

Neither the fund nor the investment adviser has any association with the creation, offering, trading or operation of such tokens and does not make any recommendations regarding an investment in such tokens. The holder of any token that is said to be backed by shares of the fund or that purports to offer economic exposure to the shares of the fund must look solely to the relevant third-party for an understanding of the nature of such token, any limitations on the transferability of such tokens, any risks relating to the token and/or the third-party offeror as well as for the enforcement of any rights that such holder may have in relation to such tokens. The fund and the investment adviser have no liability or other obligation in respect of any such tokens or to any holder thereof.

U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a

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government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.

The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the fund.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the fund’s investments to lose value.

A default by the U.S. government on a portfolio investment could cause the fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by the fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, and in May 2025, two other major rating agencies downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

In accordance with recommendations made by the Treasury Market Practices Group, to the extent the fund enters into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae, Freddie Mac and the FHLB, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac and the Government National Mortgage Association (Ginnie Mae), the fund may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain trade settlement charges.

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Investment Limitations and Restrictions

The investment limitations below may be changed only by vote of a majority of the outstanding voting securities of the fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The fund may not:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the fund may concentrate its investments to approximately the same extent that the index the fund is designed to track concentrates in the securities of such particular industry or group of industries and the fund may invest without limitation in (a) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

(2) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities issued by others, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing – The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of the fund’s investment restriction.

Concentration – The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Diversification – Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Lending – Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate – The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund’s Board.

Senior Securities – Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are entered into in accordance with the conditions to applicable SEC requirements.

Underwriting – Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

The following are non-fundamental investment policies and restrictions, and may be changed by the Board.

The fund may not:

(1) Sell securities short except as in accordance with current SEC rules and interpretations.

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(2) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money, except that the fund (a) may borrow money from banks or through an interfund lending facility, if any, and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 ⅓% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

(4) Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).

(6) Purchase or sell physical commodities or commodity contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the fund from, among other things, (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require the fund to sell an investment if it could not then make the same investment.

Continuous Offering

The fund offers and issues shares at its NAV per share only in aggregations of a specified number of shares (Creation Units). The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the fund’s transfer agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Management of the Fund

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met five times during the most recent fiscal year.

Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management. A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management.

As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of June 26, 2026, included 112 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.

Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the fund in this SAI. The address of each individual listed below is 425 Market Street, Suite 1700, San Francisco, CA 94105.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	112	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	112	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	112	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	112	Director (2004-present), Corcept Therapeutics Incorporated Director (2009-2021), Adamas Pharmaceuticals, Inc.

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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	112	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	112	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	112	None

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	112	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)

Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.

		112	Director (2025-present), The Charles Schwab Corporation

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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS

Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.

Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013-2017 and since 2023)

Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)

Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)

Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)

Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)

Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Managing Director (Aug. 2025 - present), Charles Schwab Bank, SSB; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)  Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

(2)  Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)  The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure

The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and

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Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.

Board Oversight of Risk Management

Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the fund. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of the fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the fund’s Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.

The Board recognizes that not all risks that may affect the fund can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the fund, its management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to significant limitations.

Individual Trustee Qualifications

The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.

The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.

The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.

The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.

The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.

The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and

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experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.

The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.

The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.

The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.

Trustee Committees

The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:

• The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.

• The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.

• The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the fund’s investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.

Trustee Compensation

The following table provides trustee compensation for the fiscal year ended February 28, 2026, earned with respect to the fund in this SAI and the Fund Complex. Trustee compensation for the fund is paid by Schwab Asset Management.

Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar	None	N/A	None
Richard A. Wurster	None	N/A	None

Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
	INDEPENDENT TRUSTEES
Michael J. Beer	$2,638	N/A	$367,500
Robert W. Burns	$2,638	N/A	$367,500

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Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
	INDEPENDENT TRUSTEES
Nancy F. Heller	$2,638	N/A	$367,500
David L. Mahoney	$2,889	N/A	$402,500
Jane P. Moncreiff	$2,817	N/A	$392,500
Kimberly S. Patmore	$2,817	N/A	$392,500
J. Derek Penn	$2,638	N/A	$367,500

Securities Beneficially Owned by Each Trustee

The following table provides each trustee’s equity ownership of the fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2025.

Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar	Schwab U.S. REIT ETF	Over $100,000	Over $100,000
Richard A. Wurster	Schwab U.S. REIT ETF	$1−$10,000	Over $100,000

Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Michael J. Beer	Schwab U.S. REIT ETF	None	Over $100,000
Robert W. Burns	Schwab U.S. REIT ETF	$10,001-$50,000	Over $100,000
Nancy F. Heller	Schwab U.S. REIT ETF	$1−$10,000	Over $100,000
David L. Mahoney	Schwab U.S. REIT ETF	None	Over $100,000
Jane P. Moncreiff	Schwab U.S. REIT ETF	None	Over $100,000
Kimberly S. Patmore	Schwab U.S. REIT ETF	None	Over $100,000
J. Derek Penn	Schwab U.S. REIT ETF	None	None

As of December 31, 2025, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any subadviser or the distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any subadviser or the distributor of the fund.

Code of Ethics

The fund, the investment adviser, and the distributor have adopted Codes of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Codes of Ethics permit the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of the distributor to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

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Control Persons and Principal Holders of Securities

As of May 29, 2026, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of May 29, 2026, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding voting securities of the fund were as follows (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):

Fund	Name and Address	Percentage of Ownership
Schwab U.S. REIT ETF	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	58.77%
	National Financial Services LLC 1000 Plaza 5, 10th Floor Jersey City, NJ 07311	12.06%
	Citibank N.A. 388 Greenwich Street 14th Floor New York, NY 10013	6.87%
	US Bank N.A. 1555 N. River Center Drive – Suite 302 Milwaukee, WI 53212	5.96%

Persons who beneficially own more than 25% of the fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

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Investment Advisory and Other Services

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 425 Market Street, Suite 1700, San Francisco, CA 94105, serves as the fund’s investment adviser pursuant to an Amended and Restated Advisory Agreement (Advisory Agreement) between it and the Trust. Charles R. Schwab is the founder, Chairman, and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management.

Advisory Agreement

The continuation of the fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.

Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

Schwab Asset Management is entitled to receive a fee from the fund, payable monthly, for its advisory and administrative services to the fund. As compensation for these services, Schwab Asset Management receives a management fee of 0.07%, from the fund, expressed as a percentage of the fund’s average daily net assets.

The following table shows the net advisory fees paid by the fund to the investment adviser for the past three fiscal years.

Fund	2026	2025	2024
Schwab U.S. REIT ETF	$5,745,716	$4,991,490	$4,101,201

Pursuant to the Advisory Agreement, Schwab Asset Management pays the operating expenses of the fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding taxes, brokerage expenses and extraordinary or non-routine expenses.

Distributor

SEI Investments Distribution Co. (the Distributor), 1 Freedom Valley Drive, Oaks, PA 19456, is the principal underwriter and distributor of shares of the fund. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the fund (the Distribution Agreement). The Distributor continually distributes shares of the fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter in accordance with the 1940 Act. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the fund’s prospectus. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the 1934 Act) and a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Trust, Schwab Asset Management, or any stock exchange.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the fund and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the fund. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning the fund.

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These payments may relate to educational efforts regarding the fund, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the fund available to their customers or otherwise promote the fund, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.

Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments.

As of June 26, 2026, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, and Schwab Retirement Plan Services, Inc. will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the fund and its shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

Schwab Asset Management also makes payments to Charles Schwab & Co., Inc. (Schwab) for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary of the fund. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.

Transfer Agent

State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the fund’s shares.

The transfer agent is also responsible for the order-taking function for the fund’s shares.

Custodian and Fund Accountant

State Street, One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

Independent Registered Public Accounting Firm

The fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews the fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Securities Lending Activities

The fund’s securities lending agent is Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending). The securities lending agent provides services to the fund which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.

The table(s) below summarizes key information regarding the fund’s securities lending activities to the extent the fund engaged in securities lending during the most recent fiscal year.

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Schwab U.S. REIT ETF
Gross income from securities lending activities	$577,594
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$7,637
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$15,085
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebates (paid to borrower)	$451,699
Other fees not included in revenue split	—
Aggregate fees/compensation paid for securities lending activities	$474,421
Net income from securities lending activities(1)	$103,173

(1) “Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

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Portfolio Managers

Other Accounts – In addition to the fund, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of February 28, 2026.

	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Bliss	34	$690,435,041,167	0	$0	34,609	$16,509,978,344
Jeremy Brown	21	$549,022,641,986	0	$0	0	$0
Ferian Juwono	21	$549,022,641,986	0	$0	0	$0
Agnes Zau	21	$549,022,641,986	0	$0	0	$0

Conflicts of Interest — A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include separate accounts and other mutual funds and ETFs advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades — A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the fund. Because of their positions with the fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of the fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.

Investment Opportunities — A potential conflict of interest may arise as a result of the Portfolio Managers’ management of the fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Managed

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Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.

Compensation — During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:

There are two independent funding components for the Plan:

• a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)

• a portion based on corporate results

Investment Fund Performance

At the close of the year, the fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.

Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.

Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.

Corporate Performance

The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.

Allocation of Discretionary Bonus

At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.

Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:

• Fund performance relative to performance measure

• Risk management and mitigation

• Individual performance against key objectives

• Contribution to overall group results

• Functioning as an active contributor to the firm’s success

• Team work

• Collaboration between Analysts and Portfolio Managers

• Regulatory/Compliance management

The Portfolio Managers’ compensation is neither based on the value of the assets held in the fund’s portfolio or any Other Managed Account, nor flows into the fund’s portfolio or any Other Managed Account.

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Ownership of Fund Shares – The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the fund they managed as of February 28, 2026. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Christopher Bliss	Schwab U.S. REIT ETF	None
Jeremy Brown	Schwab U.S. REIT ETF	None
Ferian Juwono	Schwab U.S. REIT ETF	$1-$10,000
Agnes Zau	Schwab U.S. REIT ETF	None

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Brokerage Allocation and Other Practices

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded. Securities received or delivered in the processing of in-kind creation or redemption baskets are excluded from the calculation.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The portfolio turnover rate for the fund for the past two fiscal years is as follows.

Fund	2026	2025
Schwab U.S. REIT ETF	10%	8%

Portfolio Transactions

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the fund’s portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that the fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that the fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in the fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and

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brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase new issues of securities in a fixed price offering for the fund. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the fund’s Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

Brokerage Commissions

For the last three fiscal years, the fund paid the following brokerage commissions.

Fund	2026		2025	2024
Schwab U.S. REIT ETF	$225,981	(1)	$164,168	$125,074

(1) The fund experienced increased brokerage commissions due to the increase in securities transactions from investment activities, driven by transactions in fund shares, index rebalances/annual reconstitution and corporate actions.

Regular Broker-Dealers

During the fiscal year, the fund held securities issued by its respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of February 28, 2026.

Fund	Regular Broker-Dealer	Value of Holdings
Schwab U.S. REIT ETF	None	N/A

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Proxy Voting

The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab ETFs’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.

The Trust is required to disclose annually the fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. The fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

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Portfolio Holdings Disclosure

For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).

The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.

Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.

The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.

Specifically for the Schwab ETFs (other than the Schwab Ariel Opportunities ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.

The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement.

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Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.

On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.

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Description of the Trust

The fund is a series of Schwab Strategic Trust, an open-end investment management company organized as a Delaware statutory trust on January 27, 2009.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the trustees.

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided on the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

The Trust may, without shareholder vote, restate, amend or otherwise supplement the Declaration of Trust. Shareholders shall have the right to vote on any amendment that could affect their right to vote, any amendment to the Amendments section, any amendment for which shareholder vote may be required by applicable law or by the Trust’s registration statement filed with the SEC, and on any amendment submitted to them by the trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 1 Freedom Valley Drive, Oaks, PA 19456. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

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 Purchase, Redemption, and Pricing of Shares

Creation and Redemption of Creation Units

The fund is open each day that the New York Stock Exchange (NYSE) is open (Business Days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Only orders that are received and deemed acceptable by the transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase and redemption orders must be received by the transfer agent that day to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day.

Creation — The Trust issues and sells shares of the fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, for an order received and deemed acceptable by the transfer agent.

Fund Deposit — The consideration for purchase of Creation Units of the fund may consist of (i) the in-kind deposit of a designated portfolio of securities (the Deposit Securities), and (ii) an amount of cash denominated in U.S. Dollars (the Cash Component) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the fund.

The fund may accept a basket of money market instruments or cash that differs from the composition of the published basket. The fund may permit or require the consideration for Creation Units to consist solely of cash. The fund may permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. For example, the Trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities), the creator will receive the Cash Component.

Computation of the Cash Component excludes any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

The identity and amount of Deposit Securities and Cash Component for the fund changes as the composition of the fund’s portfolio changes and as rebalancing adjustments and corporate action events are reflected from time to time by Schwab Asset Management with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the fund’s index. The fund also reserves the right to include or remove Deposit Securities from the basket in contemplation of index rebalancing changes.

The fund or its agent, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca, Inc. Exchange (currently 9:30 a.m., Eastern Time), the current Fund Deposit for the fund. Such Deposit Securities are applicable, subject to any adjustments, in order to effect creations of Creation Units of the fund until such time as the next-announced composition of the Deposit Securities is made available.

Procedures for Creation of Creation Units — To be eligible to place orders with the transfer agent and to create a Creation Unit of the fund, an entity must be a Depository Trust Company (DTC) participant, such as a broker-dealer, bank, trust company, clearing corporation or certain other organization, some of whom (and/or their representatives) own DTC (each a DTC Participant). DTC acts as securities depositary for the shares. The DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (Participant Agreement). A DTC Participant that has executed a Participant Agreement is referred to as an Authorized Participant. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All

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shares of the fund, however created, will be entered on the records of DTC in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

All orders to create shares must be placed for one or more Creation Units. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.

On days when the NYSE or U.S. bond markets close earlier than normal, the fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

If the fund does not receive both the required Deposit Securities and the Cash Component by the specified time on the settlement date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the transfer agent, such canceled or revoked order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the settlement date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed since, in addition to available Deposit Securities, U.S. cash (or an equivalent amount of non-U.S. currency) must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 115%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the Additional Cash Deposit) with the fund pending delivery of any missing Deposit Securities. The Authorized Participant must deposit with the custodian the appropriate amount of federal funds by 10:00 a.m. New York time (or such other time as specified by the Trust) on the settlement date. If the fund does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. An additional amount of U.S. cash (or an equivalent amount of non-U.S. currency) shall be required to be deposited with the fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115%, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to-market payment is not made within one Business Day following notification by the fund that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the fund or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.

Acceptance of Orders for Creation Units — The Trust reserves the right to reject or revoke acceptance of an individual creation order transmitted to it by the transfer agent in respect of the fund if, including, but not limited to, the following conditions are present: (i) the order does not conform to the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or Schwab Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent, the Distributor or Schwab Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include natural disaster, war, revolution; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Schwab Asset Management, the transfer agent, the Distributor, DTC, NSCC, custodian (or sub-custodian) or any other participant in the creation process, and similar extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, custodian (or subcustodian), transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

Creation/Redemption Transaction Fee — The fund may impose a transaction fee on investors purchasing or redeeming Creation Units. The transaction fee will be limited to amounts that have been determined by Schwab Asset Management to be appropriate. The purpose of the transaction fee is to protect the existing shareholders of the fund from the dilutive costs associated with the purchase and redemption of

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Creation Units. Where the fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed an additional variable transaction fee (which may, in certain instances, be based on a good faith estimate of transaction costs) to offset the transaction cost to the fund of buying (or selling) those particular Deposit Securities. Every purchaser of a Creation Unit will receive a prospectus that contains disclosure about the transaction fee, including the maximum amount of the additional variable transaction fee charged by the fund. In certain circumstances, the cost of any standard transaction fees and/or variable transaction fees may be waived by the fund when doing so is believed to be in the best interests of the fund. From time to time, the investment adviser may cover the cost of any transaction fees.

The following table shows, as of May 29, 2026, the approximate value of one Creation Unit of the fund and sets forth the standard and additional creation/redemption transaction fee for the fund.

	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee(1)	Maximum Additional Redemption Transaction Fee(1)
Schwab U.S. REIT ETF	$1,171,880	$250	3.0%	2.0%

(1) As a percentage of total amount invested or redeemed.

Placement of Redemption Orders — The process to redeem Creation Units works much like the process to purchase Creation Units, but in reverse. Orders to redeem Creation Units of the fund must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the fund specified in such order, which delivery must be made to the Distributor no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed.

Fund securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the basket of fund securities generally applicable to redemption requests. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request but is unable to transfer all or part of the Creation Units to be redeemed to the fund, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115%, which Schwab Asset Management may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars (or, at the discretion of the Trust, non-U.S. currency in an equivalent amount) in immediately-available funds and shall be held by the custodian and marked-to-market daily. The fees of the custodian (and any sub-custodians) in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Trust, on behalf of the fund, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

If the requisite number of shares of the fund are not delivered on the Transmittal Date as described above, the fund may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the fund securities, the Trust may in its discretion exercise its option to redeem such shares in U.S. cash and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the fund next determined after the redemption request is received (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of fund securities).

Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust

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could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering the fund securities under such laws.

The fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act or pursuant to Rule 6c-11 under the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Large Shareholder Redemptions — Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders resulting from events affecting investor demand, to the extent such redemptions are not executed in the secondary market but rather directly with the fund through an Authorized Participant, may impact the fund’s liquidity and NAV. These redemptions if made in cash, rather than in-kind, may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs. To the extent the fund effects redemptions in cash, this activity could also accelerate the realization of capital gains. Large purchases of shares, if made in cash rather than in-kind, may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Pricing of Shares

Each business day, the fund calculates its share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of the fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

To the extent the fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.

The fund uses approved pricing sources (including pricing services) to provide values for its portfolio securities. Values are generally determined by the approved pricing sources as follows: generally, securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the fund’s Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.

NOTE: Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from the fund in Creation Units. Fund shares that are purchased or sold on a national securities exchange will be effected at prevailing market prices, which may be higher (premium) or lower (discount) than NAV, and may be subject to brokerage commissions and charges.

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Taxation

This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Federal Tax Information for the Fund

It is the fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. The fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.

If the fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the fund will be subject to one of the following special tax regimes: (i) the fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the fund as a dividend to its shareholders; (ii) if the fund was able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the fund; or (iii) the fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

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The fund’s transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain.

The fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. The fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.

Federal Income Tax Information for Shareholders

The discussion of federal income taxation presented below supplements the discussion in the fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Distributions from net capital gain (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts

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to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues the tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions after it issues your tax reporting statement. When such reclassification is necessary, the fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.

If the fund makes a distribution to a shareholder in excess of the fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.

For corporate investors in the fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.

A sale of shares in the fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for the fund to pass through to non-corporate shareholders the character of income derived from MLP investments or for the fund to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their “unrelated business taxable income” (UBTI). Under current law, the fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund where, for example, (i) the fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or (ii) its shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code.

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Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the fund from holding investments in REITs that hold residual interests in REMICs, and the fund may do so. The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

The fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Internal Revenue Code, the respective fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If the fund invests in certain REITs or in REMIC residual interests, a portion of the fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as UBTI in the case of tax-exempt shareholders. In respect of non U.S. shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income. In addition, tax may be imposed on the fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations. Tax-exempt investors sensitive to UBTI and non-U.S. investors wishing to minimize U.S. withholding taxes are strongly encouraged to consult their tax advisers prior to investment in the fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

Backup Withholding

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Disclosure for Non-U.S. Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding tax if the fund elects to report such dividends in written notice. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by a fund from investments in REITs that hold residual interests in REMICs may be classified as “excess inclusion income.” In respect of foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.

The fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

A look-through rule will apply to distributions of so-called FIRPTA gain by the fund if the fund is classified as a “qualified investment entity,” which includes an entity taxable as a RIC if, in general, more than 50% of the RIC’s assets consist of interests in REITs and other U.S. real property holding corporations. If this condition is met, in the absence of certain exceptions (described below), distributions by the fund to a foreign shareholder, to the extent derived from gain from the disposition of a U.S. real property interest (USRPI), will be treated as FIRPTA gain subject to U.S. withholding tax (currently at the maximum corporate rate of 21%), and requiring that the foreign shareholder file nonresident U.S. income tax returns. Also, such gain will be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder.

Provided, however, that the class of fund shares held by a foreign shareholder is regularly traded on an established U.S. securities exchange and the foreign shareholder did not own more than 5% of that class of shares at any time during the one-year period ending on the date of the distribution, distributions made by the fund will not be treated as FIRPTA gain under the look-through rule; instead, capital gains distributions from USRPI gain in the hands of a foreign shareholder will be taxed as ordinary income and will generally be subject to withholding at a 30% rate (or lower treaty rate). If the fund is treated as a “qualified investment entity,” unless the fund is “domestically controlled,” meaning that less than 50% of the shares of the fund is held directly or indirectly by foreign shareholders for a five-year period ending on the date of the distribution, dispositions of fund shares by a foreign shareholder that does not satisfy the conditions of the 5%

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ownership exception described above generally will be treated as FIRPTA gain subject to withholding at a 15% rate, and requiring that foreign shareholders file nonresident U.S. income tax returns.

General State and Local Tax Information

Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under such applicable tax laws may differ from the federal income tax treatment. The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

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APPENDIX – PROXY VOTING POLICY

The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Schwab Strategic Trust

PROXY VOTING POLICY AS OF MARCH 2026

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY AS OF MARCH 2026

I. INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.

II. PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and management of material risks that it believes protect and promote shareholder value.

Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential material environmental and social impacts that we believe are relevant to individual companies.

In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.

III. USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) and Institutional Shareholder Services Inc. (“ISS”).

The services provided by Glass Lewis include global issuer research and analysis, as well as a voting platform used to submit our votes, reporting and record keeping. CSIM has also retained ISS to provide research and analysis on certain topics and may retain additional experts in the proxy voting, corporate governance and other areas of material risk in the future.

IV. PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation, election of director and reincorporation proposals, and many shareholder proposals, including environmental, social, political and governance-related proposals, such as those requesting additional disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.

While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As

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such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.

A. DIRECTORS AND AUDITORS

i. Directors

As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.

Factors that may result in a vote against one or more directors:

• The board is not majority independent

• A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof

• Non-independent directors serve on the nominating, compensation or audit committees

• A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards

• A director approved executive compensation schemes that appear misaligned with shareholders’ interests

• A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns

• The company has not provided explicit disclosure of board oversight of material risks

ii. Contested Director Elections

A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.

iii. Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

• Audit-related fees are less than half of the total fees paid by the company to the audit firm

• A recent material restatement of annual financial statements

• A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness

B. BOARD MATTERS

i. Classified Boards

CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.

ii. Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

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iii. Proxy Access

CSIM typically supports proxy access proposals when the following criteria are met:

• Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years

• Number of nominees is no more than 20% of current board (rounded down to nearest whole number)

• Group size is capped at 20 shareholders

iv. Board Leadership Structure: Separation of Chair and CEO role / Independent Chair

CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of the Chair and CEO roles or mandating an independent Chair unless there are concerns regarding a board’s accountability or responsiveness to shareholders.

Factors that may result in supporting such proposals include:

• The board does not have a lead independent director or lacks a robust lead independent director

• The board is not two-thirds independent

• The company did not implement a shareholder proposal that was passed by shareholders

• The company nominated directors for election who did not receive a majority of shareholder support at the previous shareholder meeting

• The company had material financial statement restatements

• The company’s board adopted a Shareholder Rights Plan during the past year without submitting it to shareholders for approval

• Ongoing executive compensation concerns

• Ongoing financial underperformance

C. COMPENSATION

i. Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say- On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against a company’s Say-On-Pay proposal:

• There is a disconnect identified between executive pay and company performance

• Executive compensation is out of line with industry peers considering the company’s performance over time

• Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk

• Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes

• Compensation amounts are increased, or goals are lowered without providing a valid explanation

• Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts

ii. Equity Compensation Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

• Plan’s total potential dilution appears excessive

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• Plan’s burn rate appears excessive compared to industry peers

• Plan allows for the re-pricing of options without shareholder approval

• Plan has an evergreen feature

iii. Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv. Re-price/Exchange Option Plans

CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

v. Compensation-Related Shareholder Proposals

CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensation specific proposals.

D. ANTI-TAKEOVER

i. Shareholder Rights Plans

Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.

Factors that may result in a vote against a Shareholder Rights Plan proposal:

• Plan does not expire in a relatively short time horizon

• Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

• Plan automatically renews without shareholder approval

• Company’s corporate governance profile is problematic

ii. Right to Call Special Meeting

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii. Right to Act by Written Consent

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.

iv. Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

E. CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i. Increase in Authorized Common Shares

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CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii. Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii. Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F. ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).

CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.

CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.

i. Climate Change Proposals

CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.

ii. Corporate Political Activity Proposals

CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.

V. ADMINISTRATION

A. CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).

With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.

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Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

• maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,

• reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,

• defaulting to the standard CSIM Proxy Voting Policy.

In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.

Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

• ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.

B. FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

• proxy statements and ballots written in a foreign language,

• untimely and/or inadequate notice of shareholder meetings,

• restrictions of foreigner’s ability to exercise votes,

• requirements to vote proxies in person,

• requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share- blocking).

C. SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and it complies with all reporting requirements.

D. SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting

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policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.

E. REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.

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Schwab Strategic Trust
PEA No. 187

Part C: Other Information

ITEM 28.	EXHIBITS
(a)(1)

Certificate of Trust, dated January 27, 2009, of Schwab Strategic Trust (the Registrant or the Trust) is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July 15, 2009.

(a)(2)

Amended and Restated Agreement and Declaration of Trust, dated October 12, 2009, is incorporated herein by reference to Exhibit (a)(3) of Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on October 27, 2009 (hereinafter referred to as Pre-Effective Amendment No. 2).

(b)

Bylaws of the Registrant, dated January 26, 2009, are incorporated herein by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July 15, 2009.

(c)	Article 5 of the Amended and Restated Agreement and Declaration of Trust, dated as of October 12, 2009, is incorporated herein by reference to Exhibit (c) of Pre-Effective Amendment No. 2.
(d)(1)

Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 28, 2017 (hereinafter referred to as PEA No. 95).

(d)(2)

Amendment No. 1, dated October 5, 2017, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on October 5, 2017 (hereinafter referred to as PEA No. 101).

(d)(3)

Amendment No. 2, dated March 11, 2019, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 26, 2019 (hereinafter referred to as PEA No. 111).

(d)(4)

Amendment No. 3, dated October 3, 2019, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on October 3, 2019 (hereinafter referred to as PEA No. 116).

(d)(5)

Amendment No. 4, dated December 13, 2019, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 120 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on February 24, 2020 (hereinafter referred to as PEA No. 120).

(d)(6)

Amendment No. 5, dated February 25, 2020, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 121 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 17, 2020.

(d)(7)

Amendment No. 6, dated February 24, 2021, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on March 23, 2021 (hereinafter referred to as PEA No. 130).

(d)(8)

Amendment No. 7, dated February 24, 2021, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on November 2, 2021 (hereinafter referred to as PEA No. 139).

(d)(9)

Amendment No. 8, dated December 20, 2021, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 28, 2022.

(d)(10)

Amendment No. 9, dated July 1, 2022, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1 2017, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311)

electronically filed with the SEC on July 15, 2022.
(d)(11)

Amendment No. 10, dated July 29, 2022, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 150 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July 29, 2022 (hereinafter referred to as PEA No. 150).

(d)(12)

Amendment No. 11, dated September 28, 2022, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on September 28, 2022 (hereinafter referred to as PEA No. 151).

(d)(13)

Amendment No. 12, dated June 26, 2023, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on June 26, 2023 (hereinafter referred to as PEA No. 160).

(d)(14)

Amendment No. 13, dated September 25, 2023, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 27, 2023 (hereinafter referred to as PEA No. 163).

(d)(15)

Amendment No. 14, dated July 30, 2024, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July 30, 2024 (hereinafter referred to as PEA No. 169).

(d)(16)

Amendment No. 15, dated November 7, 2024, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 172 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on November 7, 2024 (hereinafter referred to as PEA No. 172).

(d)(17)

Amendment No. 16, dated January 13, 2025, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 174 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on January 13, 2024 (hereinafter referred to as PEA No. 174).

(d)(18)

Amendment No. 17, dated February 28, 2025, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on March 14, 2025 (hereinafter referred to as PEA No. 175).

(d)(19)

Amendment No. 18, dated May 28, 2025, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on May 28, 2025 (hereinafter referred to as PEA No. 178).

(d)(20)

Amendment No. 19, dated June 10, 2025, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 179 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on June 27, 2025.

(d)(21)

Amendment No. 20, dated March 20, 2026, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on March 20, 2026 (hereinafter referred to as PEA No. 184).

(d)(22)

Amendment No. 21, dated June 11, 2026, to the Amended and Restated Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated March 1, 2017, is filed herein as Exhibit (d)(22).

(d)(23)

Investment Sub-Advisory Agreement between Charles Schwab Investment Management, Inc. and Ariel Investments, LLC, dated February 24, 2021, is incorporated herein by reference to Exhibit (d)(9) of PEA No. 139.

(e)(1)

Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 21, 2010 (hereinafter referred to as PEA No. 1).

(e)(2)

Amendment No. 1, dated July 26, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July

23, 2010.
(e)(3)

Amendment No. 2, dated December 17, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 15, 2011 (hereinafter referred to as PEA No. 7).

(e)(4)

Amendment No. 3, dated July 1, 2011, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on July 8, 2011 (hereinafter referred to as PEA No. 12).

(e)(5)

Amendment No. 4, dated October 1, 2011, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on October 14, 2011 (hereinafter referred to as PEA No. 17).

(e)(6)

Amendment No. 5, dated August 8, 2013, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on August 8, 2013.

(e)(7)

Amendment No. 6, dated October 5, 2017, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(7) of PEA No. 101.

(e)(8)

Amendment No. 7, dated October 3, 2019, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 118 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 18, 2019 (hereinafter referred to as PEA No. 118).

(e)(9)

Amendment No. 8, dated December 12, 2019, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(9) of PEA No. 120.

(e)(10)

Amendment No. 9, dated February 24, 2021, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(10) of PEA No. 130.

(e)(11)

Amendment No. 10, dated November 2, 2021, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(11) of PEA No. 139.

(e)(12)

Amendment No. 11, dated July 29, 2022, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(12) of PEA No. 150.

(e)(13)

Amendment No. 12, dated September 28, 2022, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(13) of PEA No. 151.

(e)(14)

Amendment No. 13, dated June 26, 2023, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(14) of PEA No. 160.

(e)(15)

Amendment No. 14, dated July 30, 2024, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(15) of PEA No. 169.

(e)(16)

Amendment No. 15, dated November 7, 2024, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(16) of PEA No. 172.

(e)(17)

Amendment No. 16, dated January 13, 2025, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(17) of PEA No. 174.

(e)(18)

Amendment No. 17, dated May 28, 2025, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(18) of PEA No. 178.

(e)(19)

Amendment No. 18, dated March 20, 2026, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated herein by reference to Exhibit (e)(19) of PEA No. 184.

(f)	Not applicable.
(g)(1)

Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on October 7, 2009 (hereinafter referred to as Pre-Effective Amendment No. 1).

(g)(2)

Amendment, dated October 8, 2009, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(2) of PEA No. 1.

(g)(3)

Amendment, dated July 26, 2010, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on September 24, 2010 (hereinafter referred to as PEA No. 4).

(g)(4)

Amendment, dated December 17, 2010, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(4) of PEA No. 7.

(g)(5)

Amendment, dated July 1, 2011, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(5) of PEA No. 12.

(g)(6)

Amendment, dated October 1, 2011, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(6) of PEA No. 17.

(g)(7)

Amendment, dated July 8, 2013, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(7) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 26, 2013 (hereinafter referred to as PEA No. 56).

(g)(8)

Amendment, dated October 5, 2017, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(8) of PEA No. 101.

(g)(9)

Amendment, dated November 16, 2017, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(9) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 28, 2017 (hereinafter referred to as PEA No. 103).

(g)(10)

Amendment, dated October 3, 2019, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(10) of PEA No. 116.

(g)(11)

Amendment, dated February 24, 2021, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(11) of PEA No. 130.

(g)(12)

Amendment, dated April 30, 2021, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(12) of Post-Effective Amendment No. 173 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 20, 2024 (hereinafter referred to as PEA No. 173).

(g)(13)

Amendment, dated November 2, 2021, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(12) of PEA No. 139.

(g)(14)

Amendment, dated July 29, 2022, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(13) of PEA No. 150.

(g)(15)

Amendment, dated September 28, 2022, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(14) of PEA No. 151.

(g)(16)

Amendment, dated June 26, 2023, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(15) of PEA No. 160.

(g)(17)

Amendment, dated July 30, 2024, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(16) of PEA No. 169.

(g)(18)

Amendment, dated November 7, 2024, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(17) of PEA No. 172.

(g)(19)

Amendment, dated December 11, 2024, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(19) of PEA No. 173.

(g)(20)	Amendment, dated January 13, 2025, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(20) of PEA No. 174.
(g)(21)

Amendment, dated May 28, 2025, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(21) of PEA No. 178.

(g)(22)

Amendment, dated March 20, 2026, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(22) of PEA No. 184.

(h)(1)	Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1) of PEA No. 118.
(h)(1)(a)

Amendment No. 8, dated February 24, 2021, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(h) of PEA No. 130.

(h)(1)(b)

Amendment No. 9, dated November 2, 2021, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(b) of PEA No. 139.

(h)(1)(c)

Amendment No. 10, dated July 29, 2022, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(c) of PEA No. 150.

(h)(1)(d)

Amendment No. 11, dated September 28, 2022, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(d) of PEA No. 151.

(h)(1)(e)

Amendment No. 12, dated June 26, 2023, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(e) of PEA No. 160.

(h)(1)(f)

Amendment No. 13, dated July 30, 2024, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(f) of PEA No. 169.

(h)(1)(g)

Amendment No. 14, dated November 7, 2024, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(g) of PEA No. 172.

(h)(1)(h)

Amendment No. 15, dated January 13, 2025, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(h) of PEA No. 174.

(h)(1)(i)

Amendment No. 16, dated May 28, 2025, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(i) of PEA No. 178.

(h)(1)(j)

Amendment No. 17, dated March 20, 2026, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (h)(1)(j) of PEA No. 184.

(h)(2)	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2) of PEA No. 118.
(h)(2)(a)

Amendment, dated October 9, 2020, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(h) of Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 18, 2020.

(h)(2)(b)

Amendment, dated February 24, 2021, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(i) of PEA No. 130.

(h)(2)(c)

Amendment, dated November 2, 2021, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(c) of PEA No. 139.

(h)(2)(d)

Amendment, dated July 29, 2022, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(d) of PEA No. 150.

(h)(2)(e)

Amendment, dated September 28, 2022, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(e) of PEA 151.

(h)(2)(f)

Amendment, dated June 26, 2023, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(f) of PEA No. 160.

(h)(2)(g)

Amendment, dated July 30, 2024, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(g) of PEA No. 169.

(h)(2)(h)

Amendment, dated November 7, 2024, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(h) of PEA No. 172.

(h)(2)(i)

Amendment, dated January 13, 2025, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(i) of PEA No. 174.

(h)(2)(j)

Amendment, dated May 28, 2025, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(j) of PEA No. 178.

(h)(2)(k)

Amendment, dated March 20, 2026, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated herein by reference to Exhibit (h)(2)(k) of PEA No. 184.

(h)(3)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1.
(h)(4)

Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1.

(h)(4)(a)

Amendment, dated October 8, 2009, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5) of PEA No. 1.

(h)(4)(b)

Amendment, dated July 26, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010, is incorporated herein by reference to Exhibit (h)(10) of PEA No. 4.

(h)(4)(c)

Amendment, dated December 17, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(c) of PEA No. 7.

(h)(4)(d)

Amendment, dated July 1, 2011, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(d) of PEA No. 12.

(h)(4)(e)

Amendment, dated October 1, 2011, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(e) of PEA No. 17.

(h)(4)(f)

Amendment, dated July 8, 2013, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(f) of PEA No. 56.

(h)(4)(g)

Amendment, dated January 20, 2016, to Appendix A of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(g) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 28, 2016 (hereinafter referred to as PEA No. 92).

(h)(4)(h)

Amendment, dated August 18, 2016, to Appendix A of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(h) of PEA No. 92.

(h)(4)(i)

Amendment, dated February 2, 2017, to Appendix A of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(i) of PEA No. 95.

(h)(4)(j)

Amendment, dated October 5, 2017, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(j) of PEA No. 101.

(h)(4)(k)

Amendment, dated November 16, 2017, to Appendix A of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(k) of PEA No. 103.

(h)(4)(l)

Amendment, modified March 11, 2019, to Appendix A of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to

Exhibit (h)(4)(l) of PEA No. 111.
(h)(4)(m)

Amendment, dated October 3, 2019, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(m) of PEA No. 118.

(h)(4)(n)

Amendment, dated March 23, 2021, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(n) of Post-Effective Agreement No. 131 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 5, 2021 (hereinafter referred to as PEA No. 131).

(h)(4)(o)

Amendment, dated November 2, 2021, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(o) of PEA No. 139.

(h)(4)(p)

Amendment, dated July 29, 2022, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(p) of PEA No. 150.

(h)(4)(q)

Amendment, dated September 28, 2022, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(q) of PEA 151.

(h)(4)(r)

Amendment, dated June 26, 2023, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(r) of PEA No. 160.

(h)(4)(s)

Amendment, dated July 30, 2024, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(s) of PEA No. 169.

(h)(4)(t)

Amendment, dated November 7, 2024, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(t) of PEA No. 172.

(h)(4)(u)

Amendment, dated November 14, 2024, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(u) of PEA No. 173.

(h)(4)(v)

Amendment, dated January 13, 2025, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(v) of PEA No. 174.

(h)(4)(w)

Amendment, dated May 28, 2025, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(w) of PEA No. 178.

(h)(4)(x)

Amendment, dated March 20, 2026, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(4)(x) of PEA No. 184.

(h)(5)

Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(6) of Pre-Effective Amendment No. 1.

(h)(5)(a)

Amendment, dated October 8, 2009, to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(7) of PEA No. 1.

(h)(5)(b)

Amendment, dated July 26, 2010 to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010, is incorporated herein by reference to Exhibit (h) (11) of PEA No. 4.

(h)(5)(c)

Amendment, dated December 17, 2010, to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(c) of PEA No. 7.

(h)(5)(d)

Amendment, dated July 1, 2011, to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(d) of PEA No. 12.

(h)(5)(e)

Amendment, dated October 1, 2011, to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(e) of PEA No. 17.
(h)(5)(f)

Amendment, dated August 8, 2013, to the Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(f) of PEA No. 56.

(h)(5)(g)

Amendment, dated October 5, 2017, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(g) of PEA No. 101.

(h)(5)(h)

Amendment, dated October 3, 2019, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(h) of PEA No. 118.

(h)(5)(i)

Amendment, dated March 23, 2021, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(i) of PEA No. 131.

(h)(5)(j)

Amendment, dated November 2, 2021, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(j) of PEA No. 139.

(h)(5)(k)

Amendment, dated July 29, 2022, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(k) of PEA No. 150.

(h)(5)(l)

Amendment, dated September 28, 2022, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(l) of PEA 151.

(h)(5)(m)

Amendment, dated June 26, 2023, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(m) of PEA No. 160.

(h)(5)(n)

Amendment, dated July 30, 2024, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(n) of PEA No. 169.

(h)(5)(o)

Amendment, dated November 7, 2024, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(o) of PEA No. 172.

(h)(5)(p)

Amendment, dated January 13, 2025, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(p) of PEA No. 174.

(h)(5)(q)

Amendment, dated May 28, 2025, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(q) of PEA No. 178.

(h)(5)(r)

Amendment, dated March 20, 2026, to the Sub-Administration Agreement between Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(5)(r) of PEA 184.

(h)(6)

Sublicense Agreement between the Registrant, Schwab Investments and Charles Schwab Investment Management, Inc., dated October 5, 2017, is incorporated herein by reference to Exhibit (h)(6) of PEA No. 101.

(h)(7)

Form of Fund of Funds Investment Agreement, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 141 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on March 2, 2022.

(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).
(j)(1)	Consent of Deloitte & Touche LLP is filed herein as Exhibit (j)(1).

(j)(2)	Power of Attorney executed by Omar Aguilar, dated January 1, 2025, is incorporated herein by reference to Exhibit (j)(2) of PEA No. 174.
(j)(3)

Power of Attorney executed by Robert W. Burns, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(5) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on January 12, 2026 (hereinafter referred to as PEA No. 86).

(j)(4)	Power of Attorney executed by David L. Mahoney, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(8) of PEA No. 86.

(j)(5)	Power of Attorney executed by Kimberly S. Patmore, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(10) of PEA No. 86.
(j)(6)

Power of Attorney executed by Nancy F. Heller, dated June 1, 2018, is incorporated herein by reference to Exhibit (j)(11) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on June 26, 2018.

(j)(7)	Power of Attorney executed by Jane P. Moncreiff, dated January 28, 2019, is incorporated herein by reference to Exhibit (j)(13) of PEA No. 111.
(j)(8)

Power of Attorney executed by Dana S. Smith, dated January 11, 2023, is incorporated herein by reference to Exhibit (j)(9) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on January 17, 2023 (hereinafter referred to as PEA No. 154).

(j)(9)

Registrant, Certified Resolution regarding Powers of Attorney, dated June 10, 2020 is incorporated herein by reference to Exhibit (j)(15) of Post-Effective Amendment No. 124 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on June 26, 2020.

(j)(10)

Power of Attorney executed by Jean Derek Penn, dated June 1, 2021, is incorporated herein by reference to Exhibit (j)(15) of Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on June 25, 2021.

(j)(11)

Power of Attorney executed by Michael J. Beer, dated September 26, 2022, is incorporated herein by reference to Exhibit (j)(13) of Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on November 7, 2022 (hereinafter referred to as PEA No. 152).

(j)(12)	Power of Attorney executed by Richard A. Wurster, dated January 1, 2025, is incorporated herein by reference to Exhibit (j)(12) of PEA No. 174.
(k)	Not applicable.
(l)	None.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)

Joint Code of Ethics for the Registrant, Charles Schwab Investment Management, Inc. and Charles Schwab & Co., Inc., dated November 1, 2025, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 181 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on December 10, 2025.

(p)(2)

Code of Ethics of SEI Investments Distribution Corporation, dated February 29, 2024, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 165 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 26, 2024.

(p)(3)

Code of Ethics of Ariel Investments, LLC, dated December 31, 2025, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 185 to Registrant’s Registration Statement on Form N-1A (File No. 811-22311) electronically filed with the SEC on April 28, 2026.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Boards of Trustees of the following trusts, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Strategic Trust, Schwab Annuity Portfolios, and Laudus Trust, are identical. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (a)(2) filed October 27, 2009) and Article 11 of Registrant’s By-Laws (Exhibit (b) filed July 15, 2009). In accordance with Sections 17(h) and 17(i) of the 1940 Act, said Agreement and Declaration of Trust and By-Laws do not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Registrant’s investment adviser is Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, a Delaware corporation, organized in October 1989 with a principal place of business at 425 Market Street, Suite 1700, San Francisco, CA 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust; investment adviser to Laudus Trust; investment adviser and/or administrator to any other open-end management investment companies that Schwab may sponsor in the future; and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position with Adviser	Name of Other Company	Capacity
Omar Aguilar, Director, Chief Executive Officer, President and Chief Investment Officer	Schwab ETFs	Trustee, Chief Executive Officer, President and Chief Investment Officer
	Schwab Funds	Trustee, Chief Executive Officer, President and Chief Investment Officer
	Laudus Trust	Trustee, Chief Executive Officer, President and Chief Investment Officer
Patrick Cassidy, Managing Director and Chief Investment Officer	Schwab ETFs	Vice President and Chief Investment Officer
	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
Mark Hunter, Managing Director and Chief Compliance Officer	Charles Schwab & Co., Inc	Managing Director
	Schwab ETFs	Chief Compliance Officer
	Schwab Funds	Chief Compliance Officer
	Laudus Trust	Chief Compliance Officer
Catherine MacGregor, Managing Director and Chief Legal Officer	Charles Schwab & Co., Inc	Managing Director
	Charles Schwab Bank, SSB	Managing Director
	Schwab ETFs	Secretary and Chief Legal Officer
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Trust	Vice President, Chief Legal Officer and Clerk
William P. McMahon, Jr., Managing Director and Chief Investment Officer	Schwab ETFs	Vice President and Chief Investment Officer
	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
Jessica Seidlitz, Managing Director, Chief Operating Officer, and Chief Financial Officer	Charles Schwab & Co., Inc	Managing Director
	Schwab ETFs	Chief Operating Officer
	Schwab Funds	Chief Operating Officer
	Laudus Trust	Chief Operating Officer

Name and Position with Adviser	Name of Other Company	Capacity
Michael D. Verdeschi, Director	The Charles Schwab Corporation	Managing Director and Chief Financial Officer
	Charles Schwab & Co., Inc.	Director, Managing Director and Chief Financial Officer
	Ameritrade Holding LLC	Manager
	Schwab Holdings, Inc.	Director
Richard A. Wurster, Director	Schwab ETFs	Chairman and Trustee
	Schwab Funds	Chairman and Trustee
	Laudus Trust	Chairman and Trustee
	The Charles Schwab Corporation	Director, Chief Executive Officer and President

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a) SEI Investments Distribution Co. (the Distributor) is the principal underwriter of the Trust.

The Distributor acts as distributor for:

SEI Daily Income Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

City National Rochdale Funds (f/k/a CNI Charter Funds)

Causeway Capital Management Trust

SEI Offshore Opportunity Fund II, Ltd.

ProShares Trust

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)

SEI Offshore Advanced Strategy Series SPC

SEI Structured Credit Fund, LP

Global X Funds

ProShares Trust II

SEI Special Situations Fund, Ltd.

Exchange Traded Concepts Trust (f/k/a FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds Trust

Adviser Managed Trust

SEI Core Property Fund, LP

New Covenant Funds

KraneShares Trust

The Advisors’ Inner Circle Fund III

SEI Catholic Values Trust

SEI Hedge Fund SPC

SEI Energy Debt Fund, LP

Gallery Trust

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

Symmetry Panoramic Trust

Frost Family of Funds

SEI Vista Fund, Ltd.

Wilshire Private Assets Fund

Catholic Responsible Investments Funds

SEI Exchange Traded Funds

SEI Global Private Assets VI, L.P.

Quaker Investment Trust

SEI Alternative Income Fund

Global X Venture Fund

(b) Information with respect to each director, officer or partner of each principal underwriter is as follows. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Offices with the Underwriter	Position and Offices with the Registrant

Robert Hum	President, Chief Executive Officer & Director	None
Heather Corkery	Director	None
Gabriel Garcia	Director	None

John C. Munch	General Counsel & Secretary	None
Jason McGhin	Chief Operations Officer	None
John P. Coary	Chief Financial Officer & Treasurer	None
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	None
William M. Martin	Vice President	None
Christopher Rowan	Vice President	None
Judith Rager	Vice President	None
Gary Michael Reese	Vice President	None

(c) None.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, as amended, and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 425 Market Street, Suite 1700, San Francisco, CA 94105; Registrant’s principal underwriter, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456; Registrant’s custodian and fund accountant, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016; Registrant’s transfer agent, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016; and Registrant’s subadviser: Ariel Investments, LLC, 200 East Randolph Street, Chicago, IL 60601.

ITEM 34.	MANAGEMENT SERVICES.

None.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 187 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 187 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 25th day of June, 2026.

SCHWAB STRATEGIC TRUST Registrant
Omar Aguilar *
Omar Aguilar, Chief Executive Officer, President and Chief Investment Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 187 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 25th day of June, 2026.

Signature	Title
Richard A. Wurster*	Chairman and Trustee
Richard A. Wurster
Michael J. Beer*	Trustee
Michael J. Beer
Nancy F. Heller*	Trustee
Nancy F. Heller
David L. Mahoney*	Trustee
David L. Mahoney
Jane P. Moncreiff*	Trustee
Jane P. Moncreiff
Kimberly S. Patmore*	Trustee
Kimberly S. Patmore
J. Derek Penn*	Trustee
J. Derek Penn
Omar Aguilar*	Trustee, Chief Executive Officer, President and Chief Investment Officer
Omar Aguilar
Dana S. Smith*	Treasurer and Chief Financial Officer
Dana S. Smith

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in Fact Pursuant to Power of Attorney